EXHIBIT 10.9

FINAL FORM

DESERT NEWCO, LLC

2011 Unit Incentive Plan

1.	Purpose of Plan

The Desert Newco, LLC 2011 Unit Incentive Plan (the “Plan”) is designed to:

(a) promote the long term financial interests and growth of Desert Newco, LLC, a Delaware limited liability company (the “Company”), and its Subsidiaries and Affiliates by attracting and retaining management and other personnel with the training, experience and ability to enable them to make a substantial contribution to the success of the Company;

(b) motivate management personnel by means of growth-related incentives to achieve long range goals; and

(c) further the alignment of interests of participants with those of the Members of the Company and the direct and indirect members of the Company through opportunities for increased equity, or equity-based ownership, in the Company.

2.	Definitions

Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Amended and Restated Limited Liability Company Agreement of the Company dated as of December 16, 2011, as amended, modified or supplemented from time to time (the “LLC Agreement”). As used in the Plan, the following words shall have the following meanings:

(a) “Affiliate” means with respect to any Person, any Person directly or indirectly through one or more intermediaries controlling, controlled by or under common control with such Person.

(b) “Award” means a grant of a Unit or any Unit-based compensation made to a Participant pursuant to the Plan and described in Section 4.

(c) “Award Agreement” means a written agreement between the Company and a Participant that sets forth the terms, conditions and limitations applicable to an Award.

(d) “Board” means (i) prior to an IPO, the Executive Committee and (ii) on or after an IPO, the entity that the Executive Committee determines is appropriate in connection with an IPO.

(e) “Code” means the Internal Revenue Code of 1986, as amended, or any successor thereto.

(f) “Committee” means the committee described in Section 3 hereof (or if a committee has not been appointed by the Board, the Board shall be deemed to be the Committee for purposes of this Plan) or the Board, if it acts in lieu of the Committee.

(g) “Change in Control” Shall have the meaning as the term “Sale Transaction” as such term is defined in the LLC Agreement. Notwithstanding the above, to the extent an Award is subject to Section 409A, an event shall not constitute a Change in Control unless it would also be a change in control within the meaning of Section 409A.

(h) “Disabled” or “Disability” shall have the meaning set forth in a given Award Agreement, provided, that, in the event that an Award should be subject to Section 409A, with respect to such Award, “Disabled” and “Disability” shall have the meaning set forth in Section 409A and Treasury Regulation Section 1.409A-3(i)(4) thereunder.

(i) “Effective Date” has the meaning described in Section 14 hereof.

(j) “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor act thereto.

(k) “Fair Market Value” means the fair market value of one Unit on any given date, as determined reasonably and in good faith by the Board, and based on the most recent appraisal of Units received by the Board, which appraisal must have been prepared no more than twelve months prior to the date on which such determinate is made; provided, however, such valuation method shall be in accordance with Section 409A, to the extent applicable. The Committee may adopt a different methodology for determining Fair Market Value if necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular Award. Notwithstanding the foregoing, if there is a public trading market for the Units on a given date, the Fair Market Value shall be the closing trading price on the applicable date.

(l) “Other Unit-Based Awards” means Awards granted pursuant to Section 6 of the Plan.

(m) “Participant” means an employee, employee or non-employee directors or members, consultants or other service providers or Persons having a relationship with the Company or any of its Affiliates who is selected by the Board or the Committee to participate in the Plan, including any Person to whom one or more Awards have been made and remain outstanding.

(n) “Person” means “person,” as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act.

(o) “Section 409A” means Section 409A of the Code, as amended, and the regulations, rulings, notices or other guidance promulgated thereunder.

(p) “Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, limited liability company, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, limited liability company, association or other business entity if such Person or Persons shall be allocated a majority of partnership, limited liability company, association or other business entity gains or losses or shall be or control the managing director, manager or general partner of such partnership, limited liability company, association or other business entity.

(q) “Unit Option” means an option to purchase Units granted pursuant to the Plan.

(r) “Unit Option Price” means the purchase price per Unit of a Unit Option, as determined pursuant to Section 5 of the Plan.

3.	Administration of Plan

(a) The Plan shall be administered by the Board or, if the Board shall so determine, by a Committee consisting of one or more members of the Board; provided, however, that from and after the date on which the Company is required to register any class of its equity securities under Section 12 of the Exchange Act, the Plan shall be administered by a Committee which shall consist of two or more members of the Board of the Company, each of whom is intended to qualify as a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and an “outside director” within the meaning of Section 162(m) of the Code. The members of the Committee shall be selected by the Board. Any member of the Committee may resign by giving written notice thereof to the Board, and any member of the Committee may be removed at any time, with or without cause, by the Board. If, for any reason, a member of the Committee shall cease to serve, the vacancy shall be filled by the Board. During any period of time in which the Plan is administered by the Board, all references in the Plan or any Award Agreement to the Committee shall be deemed to refer to the Board.

(b) The Committee shall have full power and authority to administer and interpret the Plan, Awards granted under the Plan and each Award Agreement, including, without limitation, the power to (i) exercise all of the powers granted to it under the Plan, (ii) construe, interpret and implement the Plan and any Award Agreement, (iii) prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (iv) make all determinations necessary or advisable in administering the Plan, Awards and any Award Agreements, (v) correct any defect, supply any omission and reconcile any inconsistency in the Plan, Awards or any Award Agreement, (vi) amend the Plan, Awards and any Award Agreement to reflect changes in applicable law, (vii) determine from among those persons determined to be eligible for the Plan, the particular persons who will be Participants, (viii) grant Awards under the Plan and determine the terms and conditions of such Awards, consistent with the express limitations of the Plan, (ix) delegate such powers and authority to such persons as it deems appropriate; provided that any such delegation is consistent with applicable law and any guidelines as may be established by the Board from time to time and (x) waive any conditions under any Awards. The determination of the Committee on all matters relating to the Plan, Award Agreement or any Awards shall be final, binding and conclusive upon all persons.

(c) The Committee may employ counsel, consultants, accountants, appraisers, brokers or other persons at the expense of the Company. The Board, Committee, the Company, and the officers and Members of the Company shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Awards, and all members of the Committee shall be fully protected by the Company with respect to any such action, determination or interpretation.

4.	Awards

(a) From time to time, the Committee will determine the form, amounts, terms, conditions and limitations of Awards, consistent with the terms of this Plan. The form, amount, terms, conditions and limitations of each Award under the Plan shall be set forth in an Award Agreement, in a form approved by the Committee, consistent, however, with the terms of the Plan; provided, however, that such Award Agreement shall contain provisions dealing with the treatment of Awards in the event of the termination of employment or service (as applicable), Disability or death of a Participant. Such Awards may take the following forms described in Section 4(b) and 4(c) hereunder, in the Committee’s sole discretion.

(b) An Award may be made by the Committee in the form of Unit Options, in which case the Award Agreement evidencing such Award shall include, inter alia, the option exercise period and the option exercise price (which shall not be less than 100% of the Fair Market Value of a Unit on the date the Unit Option is granted, other than in the case of Unit Options granted in substitution of previously granted awards as described herein) and such other terms, conditions or restrictions on the grant or exercise of the Unit Option as the Committee deems appropriate. In addition to other restrictions contained in the Plan, an option granted under this Section 4(b) may not be exercised more than 10 years after the date it is granted. Except as otherwise provided in an Award Agreement or as the Committee may determine, the purchase price for the Units as to which a Unit Option is exercised shall be paid in full at the time of exercise at the election of the Participant (i) in cash, (ii) with the consent of the Committee, in Units (any such Units valued at Fair Market Value on the date of exercise), provided that accepting such Units shall not result in adverse accounting consequences to the Company, (iii) with the consent of the Committee, through the withholding of Units (any such Units valued at Fair Market Value on the date of exercise) otherwise issuable upon the exercise of the Unit Option in a manner that is compliant with applicable law, or (iv) a combination of the foregoing methods, in each such case in accordance with the terms of the Plan and the Award Agreement; provided, that the Participant will pay any taxes due in respect of such exercise in cash. No Participant shall have any rights to distributions or other rights of a Unit holder with respect to Units subject to a Unit Option until the Participant has given written notice of exercise of the Unit Option, the Participant has paid in full for such Units, the Units in question have been recorded on the Company’s register of interest holders, and if applicable, the Participant has satisfied any other conditions imposed by the Company pursuant to the Plan.

(c) An Award may be made by the Committee in the form of restricted Units, phantom Units, warrants or other securities that are convertible, exercisable or exchangeable for or into Units, or based on the Fair Market Value of Units in which case the Award Agreement evidencing such Award shall include, inter alia, such terms, conditions or restrictions, as the Committee determines appropriate. Unless otherwise agreed by the Committee or provided in any Award Agreement, the Participant will pay any taxes due in respect or any Award in cash.

(d) As a condition to the exercise, settlement, conversion or exchange of an Award into Units, or the grant of an Award of Units (including restricted Units), the Participant will be required to become a party to the LLC Agreement, execute such other documents and instruments as are reasonably and customarily required by the Company to evidence compliance with applicable federal and state securities and “blue sky” laws, and the Units acquired will be held subject to, and in compliance with, the terms and conditions of the LLC Agreement.

(e) Subject to Section 2.9(c) of the LLC Agreement, in connection with an IPO Reorganization, each Participant shall be required to take such actions as may be reasonably required by the Executive Committee and otherwise cooperate in good faith with the Executive Committee, including, but not limited to, executing and delivering all agreements, instruments and documents as may be reasonably required in order to consummate an IPO Reorganization.

5.	Units Subject to the Plan; Limitations and Conditions

(a) Subject to Section 8, the number of Units available for Awards under this Plan shall be equal to [                    ] Units. Unless restricted by applicable law, Units related to Awards that are forfeited, terminated, canceled or expire unexercised shall immediately become available for new Awards.

(b) No Awards shall be granted under the Plan beyond ten years after the Effective Date, but the terms of Awards made on or before the expiration of the Plan may extend beyond such expiration date. At the time an Award is made or amended or the terms or conditions of an Award are changed in accordance with the terms of the Plan or the Award Agreement, the Committee may provide for limitations or conditions on such Award.

(c) No such Awards shall, prior to vesting and delivery thereof to the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements, or torts of the Participant.

(d) Unless otherwise determined by the Committee, an Award shall not be transferable or assignable by the Participant other than by will or by the laws of descent and distribution. An Award exercisable after the death of a Participant may be exercised by his legatees, personal representative, or distributees.

(e) Participants shall not be, and shall not have any of the rights or privileges of, Members of the Company in respect of any Awards exercisable, settled, convertible or exchangeable into Units, unless and until book entry representing such Units has been made and admission of the Participant as a Member pursuant to the LLC Agreement has occurred.

(f) Except as otherwise determined by the Committee, no exercise of any Award may be made during a Participant’s lifetime by anyone other than the Participant, except by a legal representative appointed for or by the Participant in accordance with the requirements set forth by the Company.

(g) Absent express provisions to the contrary, any Award under this Plan shall not be deemed compensation for purposes of computing benefits or contributions under any retirement or severance plan of the Company or its Affiliates and shall not affect any benefits under any other benefit plan of any kind now or subsequently in effect under which the availability or amount of benefits is related to level of compensation.

(h) The Unit Option Price per Unit shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of a Unit on the date a Unit Option is granted (other than in the case of Unit Options granted in substitution of previously granted awards).

6.	Other Unit-Based Awards

The Committee, in its sole discretion, may grant or sell Awards of Units, Awards of restricted Units and Awards that are valued in whole or in part by reference to, or are otherwise based on the Fair Market Value of, Units (such Awards, “Other Unit-Based Awards”). Such Other Unit-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive, or vest with respect to, one or more Units (or the equivalent cash value of such Units) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other Unit-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine to whom and when Other Unit-Based Awards will be made, the number of Units to be awarded under (or otherwise related to) such Other Unit-Based Awards, whether such Other Unit-Based Awards shall be settled in cash, Units or a combination of cash and Units, and all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof and provisions ensuring that all Units so awarded and issued shall be fully paid and non-assessable).

7.	Transfers and Leaves of Absence

For purposes of the Plan, unless the Committee determines otherwise: (a) a transfer of a Participant’s employment without an intervening period of separation among the Company and any of its Affiliates shall not be deemed a termination of employment, and (b) a Participant who is awarded in writing a leave of absence or who is entitled to a statutory leave of absence shall be deemed to have remained in the employ of the Company (and any of its Affiliates) during such leave of absence. In the case of an Award subject to Section 409A, no termination shall be deemed a termination from employment unless it is a “separation from service” under Section 409A.

8.	Adjustments Upon Certain Events

Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Awards granted under the Plan:

(a) Generally. In the event of any change in the outstanding Units after the Effective Date by reason of any Unit split, reorganization, recapitalization, merger, consolidation, spin-off, combination, combination or transaction or exchange of Units or other corporate exchange, or any extraordinary distribution to members of the Company (which shall not, for the avoidance of doubt, include any tax distributions) or any transaction similar to the foregoing, the Committee, without liability to any Person, shall make such substitution or adjustment, if any, in the manner it deems to be equitable (subject to Section 12), as to (i) the number or kind of Units or other securities issued or reserved for issuance pursuant to the Plan or pursuant to outstanding Awards, (ii) the maximum number of Units for which Unit Options may be granted during a fiscal year to any Participant, (iii) the exercise price of any Award and/or (iv) any other affected terms of such Awards.

(b) Change in Control. In the event of a Change in Control after the Effective Date, (i if determined by the Committee in the applicable Award Agreement or otherwise, any outstanding Awards then held by Participants which are unexercisable or otherwise unvested or subject to lapse restrictions shall automatically be deemed exercisable or otherwise vested or no longer subject to lapse restrictions, as the case may be, as of immediately prior to such Change in Control and (ii) the Committee may (subject to Section 12), but shall not be obligated to, (A) accelerate, vest or cause the restrictions to lapse with respect to all or any portion of an Award, (B) cancel such Awards for fair value (as determined in the sole discretion of the Committee) which, in the case of Unit Options, may equal the excess, if any, of value of the consideration to be paid in the Change in Control transaction to holders of the same number of Units subject to such Unit Options (or, if no consideration is paid in any such transaction, the Fair Market Value of the Units subject to such Unit Options) over the aggregate exercise price of such Unit Options, (C) provide for the issuance of substitute Awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted hereunder as determined by the Committee in its sole discretion or (D) provide that for a period of at least 15 days prior to the Change in Control, such Unit Options shall be exercisable as to all Units subject thereto and that upon the occurrence of the Change in Control, such Unit Options shall terminate and be of no further force and effect. For the avoidance of doubt, pursuant to (B) above, the Committee may cancel and pay no consideration for all, or any portion of, Unit Options if the Fair Market Value of any Unit subject to such Unit Options is less than or equal to the Unit Option Price of such Unit Options, but only with respect to those Units where such deficit exists.

9.	Forfeiture/Clawback

The Committee may, in its sole discretion, specify in an Award that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for cause, termination of the Participant’s provision of services to the Company or any of its subsidiaries, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or restatement of the Company’s financial statements to reflect adverse results from those previously released financial statements, as a consequence of errors, omissions, fraud, or misconduct.

10.	Amendment and Termination

(a) The Committee shall have the authority to make such amendments to any outstanding Awards as are consistent with this Plan, provided that no such action shall modify any Award in a manner adverse in any material respect to the Participant without the Participant’s consent except as such modification is provided for or contemplated in the terms of the Award or this Plan (including, for the avoidance of doubt, pursuant to Sections 8 or 9 hereof). Without limiting the generality of the foregoing, to the extent applicable, notwithstanding anything herein to the contrary, this Plan and Awards issued hereunder shall be interpreted in accordance with Section 409A and Department of Treasury regulations and other interpretative guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that the Committee determines that any amounts payable hereunder will be taxable to a Participant under Section 409A and related Department of Treasury guidance prior to payment to such Participant of such amount, the Company may (a) adopt such amendments to the Plan and Awards and appropriate policies and procedures, including amendments and policies with retroactive effect, that the Committee determines necessary or appropriate to preserve the intended tax treatment of the benefits provided by the Plan and Awards hereunder and/or (b) take such other actions as the Committee determines necessary or appropriate to avoid the imposition of an additional tax under Section 409A.

(b) The Board may amend, suspend or terminate the Plan except that no such action, other than an action under Sections 8 or 9 hereof, may be taken which would, without Member approval, increase the aggregate number of Units available for Awards under the Plan, decrease the price of outstanding Awards, change the requirements relating to the Committee as set forth in Section 3 hereof, or extend the term of the Plan.

11.	Governing Law

(a) This Plan shall be governed in all respects by the laws of the State of Delaware without giving effect to the principle of conflict of laws.

(b) The Committee may make Awards to employees, non-employee members of the Board, consultants, or other persons having a relationship with the Company or any of its Affiliates who are subject to the laws of jurisdictions other than those of the United States, which Awards may have terms and conditions that differ from the terms thereof as provided elsewhere in the Plan for the purpose of complying with non-US, laws or otherwise as deemed to be necessary or desirable by the Committee.

12.	Conformity to Section 409A

It is intended that all Awards under this Plan and any Award Agreement, either be exempt from or avoid taxation under Section 409A. All Unit Options or other similar Awards that are granted with an exercise price shall be granted with an exercise price such that the Award would not constitute deferred compensation under Section 409A or shall otherwise be structured to avoid taxation under Section 409A. Any ambiguity in this Plan and any Award Agreement shall be interpreted to comply with Section 409A. To the extent applicable, as determined in the sole discretion of the Committee with and upon advice of counsel, (a) each amount or benefit payable pursuant to this Plan and any Award Agreement shall be deemed a separate payment for purposes of Section 409A and (b) in the event the equity interests of the Company are publicly traded on an established securities market or otherwise and the Participant is a “specified employee” (as determined under the Company’s administrative procedure for such determinations, in accordance with Section 409A) at the time of the Participant’s termination of employment, any payments under this Plan or any Award Agreement that are deemed to be deferred compensation subject to Section 409A shall not be paid or begin payment until the earlier of the Participant’s death and the first day following the six (6) month anniversary of the Participant’s date of termination of employment. The Committee shall use commercially reasonable efforts to implement the provisions of this Section 12 in good faith; provided that neither the Company, the Board, the Committee nor any of the Company’s employees, directors or representatives shall have any liability to Participants with respect to this Section 12.

13.	Withholding Taxes

If the Company and/or any Affiliate shall be required to withhold any amounts by reason of any Federal, State, local or foreign tax rules or regulations in respect of any Award, the Company and/or any Affiliate shall be entitled to take such action as it deems appropriate in order to ensure compliance with such withholding requirements. The Company or any of its Affiliates shall have the right, at its option, to (a) require the Participant to pay or provide for payment of the amount of any taxes which the Company or any of its Affiliates may be required to withhold with respect to such Award, (b) deduct from any amount otherwise payable in cash (whether related to the Award or otherwise) to the Participant the amount of any taxes which the Company or any of its Affiliates may be required to withhold with respect to such Award, or (c) if the Committee determines, to withhold Units with a Fair Market Value of the minimum amount of any taxes which the Company or any of its Affiliates may be required to withhold with respect to such Award.

14.	Effective Date and Termination Dates

The Plan shall be effective as of December 16, 2011 (the “Effective Date”) and shall terminate ten years later, subject to earlier termination by the Board pursuant to Section 10.

15.	Miscellaneous

(a) ERISA. This Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended.

(b) No Right of Employment or Service. Nothing contained herein, in an Award Agreement or in an Award shall confer on any employee, director or consultant any right to be continued in the employ or service of the Company and/or any Affiliates, constitute any contract or agreement of employment or other service or affect an employee’s status as an at-will employee, nor shall anything contained herein, in any Award Agreement or an Award affect any rights which the Company and/or its Affiliates may have to change a person’s compensation or other benefits or terminate such person’s employment or association with the Company and/or its Affiliates for any reason (with or without cause, with or without compensation) at any time.

(c) Funding. Unless the Committee determines otherwise, no benefit or promise under the Plan shall be secured by any specific assets of the Company or any of its Affiliates, nor shall any assets of the Company or any of its Affiliates be designated as attributable or allocated to the satisfaction of the Company’s obligations under the Plan.

(d) Non-Uniform Determinations. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive or are eligible to receive Awards (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Award Agreements, as to the persons to receive Awards under the Plan and the terms and provisions of Awards under the Plan.

(e) Section Headings; Construction. The section headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents of the sections. All words used in this Plan shall be construed to be of such gender or number, as the circumstances require. Unless otherwise expressly provided, the word “including” does not limit the preceding words or terms.

(f) Severability; Entire Agreement. In the event any provision of the Plan or any Award Agreement shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable for any reason, the illegality, invalidity or unenforceability shall not affect the remaining provisions of the Plan and such Award Agreement and such illegal, invalid or unenforceable provision shall be deemed modified as it such provision had not been included.

(g) Survival of Terms; Conflicts. The provisions of the Plan shall survive the termination of the Plan to the extent consistent with, or necessary to carry out, the purposes thereof. Each Award Agreement remains subject to the terms of the Plan, however, in the event of any conflict between specific provisions of the Plan and an Award Agreement, the Award Agreement shall control.

(h) Arbitration. Any dispute with regard to the enforcement of this Plan and any Award Agreement hereunder shall be exclusively resolved by a single experienced arbitrator licensed to practice law in the State of Arizona, selected in accordance with the American Arbitration Association (“AAA”) rules and procedures, at an arbitration to be conducted in the State of Arizona pursuant to the National Rules for the Resolution of Employment Disputes rules of AAA with the arbitrator applying the substantive law of the State of Delaware as provided for under Section 11(a) hereof. The AAA shall provide the parties hereto with lists for the selection of arbitrators composed entirely of arbitrators who are members of the National Academy of Arbitrators and who have prior experience in the arbitration of disputes between employers and senior executives. The determination of the arbitrator shall be final and binding on the parties hereto and judgment therein may be entered in any court of competent jurisdiction. Each party shall pay its own attorneys fees and disbursements and other costs of the arbitration.

IN WITNESS WHEREOF, the undersigned officer of the Company hereby certifies that the Plan was adopted by the Board at a meeting duly held on December 16, 2011.

Christine N. Jones
Executive Vice President, General Counsel and Corporate Secretary

DESERT NEWCO, LLC

FORM OF UNIT OPTION AGREEMENT

(Time & Performance Vesting)

THIS UNIT OPTION AGREEMENT (this “Agreement”), dated as of [Date] (the “Grant Date”) is made by and between Desert Newco, LLC, a Delaware limited liability company (hereinafter referred to as the “Company”), and the individual (the “Optionee”) whose name is set forth on the Master Signature Page hereof, who is a Participant. Any capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Desert Newco, LLC 2011 Unit Incentive Plan, as amended, modified or supplemented from time to time (the “Plan”).

WHEREAS, as an incentive for the Optionee’s efforts in connection with his or her employment by, or performance of other services for, the Company (or its Affiliates, as applicable), the Company wishes to afford the Optionee the opportunity to purchase a number of Units (which Units shall entitle the Optionee to any and all rights and benefits to which the holder of such Units may be provided under the LLC Agreement (as defined below) and the Delaware Limited Liability Company Act), subject to the terms and conditions set forth herein and in the Plan; and

WHEREAS, the Company wishes to carry out the Plan, the terms of which are hereby incorporated by reference and made a part of this Agreement, pursuant to which the Committee, appointed to administer the Plan, has instructed the undersigned officers to issue this Option.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I

DEFINITIONS

Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary.

Section 1.1.	Cause

“Cause” shall mean the definition of “Cause” as defined in the Employment Agreement or, in the absence of any Employment Agreement, the Optionee’s: (i) willfully engaging in illegal conduct or gross misconduct which is materially injurious to the Company or any of its Subsidiaries; (ii) conviction of, or entry of a plea of nolo contendere or guilty to, a felony or a crime of moral turpitude; (iii) engaging in fraud, misappropriation, embezzlement or any other act or acts of dishonesty resulting or intended to result directly or indirectly in a gain or personal enrichment to the Optionee at the expense of the Company or any of its Subsidiaries; (iv) willful material breach of any written policies of the Company or any of its Subsidiaries (which policy or policies previously was provided to Optionee); or (v) willful and continual failure to substantially perform his or her duties with the Company or any of its Subsidiaries (other than a failure resulting from his or her incapacity due to physical or mental illness), which failure has continued for a period of at least 30 days after a written demand for substantial performance is delivered to Optionee by the Company or one of its Subsidiaries which specifically identifies the manner in which the Company believes that Optionee has not substantially performed Optionee’s duties.

Section 1.2.	Determination Date

“Determination Date” means, with respect to a given Fiscal Year, the date on which the Board or a designated committee thereof approves or confirms the financial statements of the Company for the relevant Fiscal Year following the end thereof.

Section 1.3.	Employment Agreement

“Employment Agreement” means the employment agreement, if any, specifying the terms of the Optionee’s employment by the Company or any of its Subsidiaries.

Section 1.4.	Fiscal Year

“Fiscal Year” shall mean any fiscal year of the Company as set forth on https://gdc/HumanResources/OptionsandEquity/tabid/758/Default.aspx.

Section 1.5.	GD Equity Interests

“GD Equity Interests” shall mean the equity interests in the Company acquired in connection with the Transaction.

Section 1.6.	Good Reason

“Good Reason” shall mean the definition of “Good Reason” as defined in the Employment Agreement or, in the absence of any Employment Agreement: (i) a significant reduction of Optionee’s duties, position, or responsibilities, relative to Optionee’s duties, position, or responsibilities in effect immediately prior to a Change in Control; (ii) a material reduction in the kind or level of retirement and welfare employee benefits to which Optionee is entitled immediately prior to the Change in Control; (iii) a reduction in Optionee’s base salary or annual cash incentive opportunity as in effect immediately prior to the Change in Control; or (iv) the relocation of Optionee’s place of employment to a facility or location more than thirty-five (35) miles from Optionee’s current place of employment.

Section 1.7.	Grant Date

“Grant Date” shall mean the definition of “Grant Date” as defined in the preamble hereof.

Section 1.8.	IPO

“IPO” shall have the same meaning as the term “IPO” is defined in the LLC Agreement.

Section 1.9.	Management Equityholder’s Agreement

“Management Equityholder’s Agreement” shall mean that certain Management Equity and Unitholder’s Agreement dated as of the date of this Agreement between the Optionee and the Company.

Section 1.10.	Option

“Option” means the option to purchase the Units granted to the Optionee under Section 2.1 of this Agreement.

Section 1.11.	LLC Agreement

“LLC Agreement” means the Limited Liability Company Agreement of Desert Newco, LLC, dated effective as of December 16, 2011, as the same may be amended from time to time.

Section 1.12.	Sponsors

“Sponsors” shall have the same meaning as the term “Sponsors” is defined in the LLC Agreement.

ARTICLE II

GRANT OF OPTIONS

Section 2.1.	Grant of Options; Exercise Price

For good and valuable consideration, upon the terms and conditions set forth herein and in the Plan, on and as of the Grant Date, the Company grants to the Optionee an option to purchase any part or all of an aggregate of the number and Units set forth on the Schedule to the Master Signature Page hereof, at the exercise price set forth on such Schedule to the Master Signature Page hereof (which, subject to any adjustment as contemplated herein, is the Fair Market Value per Unit on the Grant Date), without commission or other charge.

ARTICLE III

PERIOD OF EXERCISABILITY

Section 3.1.	Vesting and Commencement of Exercisability

(a) So long as the Optionee continues to be employed by the Company or any of its Subsidiaries through the relevant vesting date, the Option shall vest and become exercisable as follows:

(i)	Performance Option.

(A) Forty percent (40%) of the Units subject to Option shall be eligible to vest and become exercisable based on the Company’s performance as specified in this paragraph (the “Performance Options”). In the event that the Company achieves the revenue and adjusted cash flow targets as set forth in https://gdc/HumanResources/OptionsandEquity/tabid/758/Default.aspx (the “Annual Performance Target”) for a given Fiscal Year (or portion thereof) as reasonably determined in good faith by the Committee, the percentage of the Performance Options set forth next to such Fiscal Year (or portion thereof) in the table below shall vest and become exercisable as of the applicable Determination Date. The Fiscal Years on which the vesting of the Performance Options are based will be determined by the Committee and will be as indicated on the Employee’s Master Signature Page.

Applicable Performance Period	Percentage of Units Subject to Performance Options Eligible to Vest and Become Exercisable
End of Fiscal Year 1	20%
End of Fiscal Year 2	20%
End of Fiscal Year 3	20%
End of Fiscal Year 4	20%
End of Fiscal Year 5	20%

(B) Notwithstanding the foregoing, in the event that either or both component(s) of the Annual Performance Target is not achieved in a particular Fiscal Year (a “Missed Year”), then that portion of the Performance Option that was eligible to vest and become exercisable but failed to so vest and become exercisable due to the Company’s failure to achieve either or both component(s) of the Annual Performance Target for such Missed Year shall be eligible to vest and become exercisable at the end of the Fiscal Year immediately following the Missed Year (the “Subsequent Year”) as provided in this paragraph, but only if the Optionee continues to be employed by the Company or any of its Subsidiaries as of the end of the Subsequent Year. In the event that, in the Subsequent Year, the Company exceeds the target for either or both of the component(s) of the Annual Performance Target for such Subsequent Year, then the amount of such excess may be added to the amount achieved with respect to the applicable component of the Annual Performance Target in the Missed Year. If, after giving effect to the addition(s) contemplated by the immediately preceding sentence, both components of the Annual Performance Target are satisfied for the Missed Year, the Performance Options eligible to have vested and become exercisable in the Missed Year shall vest and become exercisable as of the end of the Subsequent Year. To the extent that any Performance Options which did not initially vest at the end of the Missed Year do not vest at the end of the Subsequent Year, such Performance Options shall expire as of the end of such Subsequent Year without consideration.

(ii)	Time Option.

(A) Sixty percent (60%) of the Units subject to Option shall vest and become exercisable based on time (the “Time Options”), such that the Time Option shall vest and become exercisable pursuant to the following schedule:

Date Time Option Vests and Becomes Exercisable	Percentage of Units Subject to Time Options Eligible to Vest and Become Exercisable
Upon the first anniversary of the Grant Date	20%
Upon the second anniversary of the Grant Date	20%
Upon the third anniversary of the Grant Date	20%
Upon the fourth anniversary of the Grant Date	20%
Upon the fifth anniversary of the Grant Date	20%

(B) Notwithstanding Section 3.1(a)(ii)(A) above, to the extent that Time Options do not accelerate upon a Change in Control pursuant to Section 3.1(c) and remain outstanding following a Change in Control, in the event that the Optionee’s employment is terminated by the Company (or its successor) without Cause or by the Optionee for Good Reason within 90 days before, or on 18 months after a Change in Control, any then unvested Time Options will become immediately vested and exercisable.

(b) As a condition of receiving any Options, the Optionee hereby waives any and all rights the Optionee currently has to become vested in any unvested equity awards of the Company or its Affiliates upon any termination of employment pursuant to any agreement or arrangement entered into prior to the date hereof.

(c) Effect of Change in Control. Notwithstanding any provision of Section 3.1(a) above, upon the earlier occurrence of a Change in Control, so long as the Optionee remains employed with the Company or its Subsidiaries through the date of such Change in Control, then any unvested portion of the Time Option and the Performance Option shall become immediately vested and exercisable as to 100% of the Units subject to such Unit Option immediately prior to the Change in Control if, as a result of such Change in Control, (x) the Sponsors achieve an internal rate of return (determined on a fully diluted basis, assuming inclusion of all Units underlying all then outstanding Awards and any other outstanding options, warrants or other rights to acquires Units) of at least 25% or (y) the Sponsors earn at least 3.0 times the purchase price of the GD Equity Interests acquired, directly or indirectly, by the Sponsors (subject to adjustment by the Committee to the extent any adjustment to the Options occurs pursuant to Section 8 of the Plan), in each case of clause (x) and (y), based on cash received by the Sponsors on a cumulative basis (excluding tax distributions and after deduction for any applicable transaction expenses).

(d) Notwithstanding the foregoing, no portion of the Option shall vest and become exercisable as to any additional Units (which portion has not otherwise vested and become exercisable in accordance with Sections 3.1(a) or (c) above) following the termination of employment of the Optionee with the Company and its Subsidiaries for any reason (other than provided for in Section 3.1(a)(ii)(B) above), and the portion of the Option that is unvested and unexercisable as of the Optionee’s termination of employment with the Company and its Subsidiaries shall immediately expire upon such termination without consideration.

Section 3.2.	Expiration of Option

The Optionee may not exercise the exercisable portion of the Option to any extent and the unexercised portion of the Option shall terminate without consideration, upon the first to occur of the following events:

(a) the tenth anniversary of the Grant Date;

(b) the first anniversary of the date of the Optionee’s termination of employment with the Company and its Subsidiaries, if such employment is terminated by reason of death or Disability; or

(c) one hundred eighty (180) days after the date of an Optionee’s termination of employment by the Company or any of its Subsidiaries without Cause (for any reason other than as set forth in Section 3.2(b)) or by the Optionee for Good Reason; or

(d) immediately upon the date of the Optionee’s termination of employment by the Company or its Subsidiaries or Affiliates for Cause; or

(e) ninety (90) days after termination of employment with the Company and its Subsidiaries by the Optionee without Good Reason; or

(f) if the Committee so determines pursuant to Section 8 of the Plan.

ARTICLE IV

EXERCISE OF OPTION

Section 4.1.	Person Eligible to Exercise

Except as expressly provided for herein or in the Management Equityholder’s Agreement, during the lifetime of the Optionee, only the Optionee may exercise the Option or any portion thereof. After the Disability or death of the Optionee, any vested and exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.2, be exercised by the Optionee’s legatees, personal representatives, or distributees.

Section 4.2.	Partial Exercise

Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.2; provided however, that any partial exercise shall be for whole Units only.

Section 4.3.	Manner of Exercise

The Option, or any portion thereof, which is vested and exercisable, may be exercised solely by delivering to the Secretary of the Company all of the following prior to the time when the Option or such portion becomes unexercisable under Section 3.2:

(a) notice in writing signed by the Optionee or any other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Committee;

(b) full payment (in cash, by check, in Units (any such Units valued at Fair Market Value on the date of exercise), provided that Units may not be used for payment without the express consent of the Committee if such payment would result in adverse accounting consequences to the Company, through the withholding of Units (any such Units valued at Fair Market Value on the date of exercise) otherwise issuable upon the exercise of the Unit Option in a manner that is compliant with applicable law, or a combination of the foregoing methods; provided, that the Optionee will pay any taxes due in respect of such exercise in cash) for the Units with respect to which the Option or portion thereof is exercised;

(c) execution, to the extent not previously executed, of the Management Equityholder’s Agreement, pursuant to which agreement the Optionee shall also become subject to the LLC Agreement and such other documents and instruments as may be required by the Committee under the Plan;

(d) full payment to the Company of all amounts which, under federal, state or local law, it (or an Affiliate) is required to withhold upon exercise of the Option, except as otherwise agreed to by the Company under the Plan;

(e) in the event the Option or portion thereof shall be exercised pursuant to Section 4.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the option; and

(f) if so requested by the Committee, an irrevocable voting proxy and power of attorney in favor of a designated member of the Board.

Without limiting the generality of the foregoing, the Committee may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of Units acquired on exercise of the Option does not violate the Securities Act of 1933, as amended, and may issue stop-transfer orders covering such Units.

Section 4.4.	Conditions to Issuance of Units

The Company shall not be required to record the ownership by the Optionee of Units purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

(a) the obtaining of approval or other clearance from any federal, state, local or non-U.S. governmental agency which the Committee shall, in its reasonable and good faith discretion, determine to be necessary or advisable;

(b) the lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience or as may otherwise be required by applicable law; and

(c) the execution and delivery of the Management Equityholder’s Agreement.

Section 4.5.	Rights as Unitholder, Member

The Optionee shall not be, and shall not have any of the rights or privileges of, Unitholders or Members of the Company in respect of any Units purchasable upon exercise of the Option or any portion thereof unless and until a book entry representing such Units has been made on the books and records of the Company and the Optionee has been admitted as a Member pursuant to the terms of the LLC Agreement; provided, however, that the Optionee shall be deemed to be admitted as a Member, retroactive to the date of exercise, once the criteria contained in Sections 4.3 and 4.4 hereof have been satisfied.

Section 4.6.	Initial Public Offering

In the event of an IPO, the Committee in its sole discretion and without liability to, or the consent or approval of, any Person may provide that all outstanding Options, whether vested or unvested, be converted into options exercisable into or awards based upon, as the case may be, the securities being offered to the public in such IPO.

ARTICLE V

MISCELLANEOUS

Section 5.1.	Notices

Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary, and any notice to be given to the Optionee shall be addressed to the Optionee at the address set forth in the Company’s books and records. By a notice given pursuant to this Section 5.1, either party may hereafter designate a different address for notices to be given to that party. Any notice which is required to be given to the Optionee, shall, if the Optionee is then deceased, be given to the Optionee’s personal representative if such representative has previously informed the Company of the representative’s status and address by written notice under this Section 5.1. Any notice shall have been deemed duly given as set forth in Section 10.4 of the LLC Agreement.

Section 5.2.	Survival of Terms; Conflicts

The Option and the Units issued to the Optionee upon exercise of the Option shall be subject to all of the terms and provisions of the Plan and the LLC Agreement, to the extent applicable to the Option and such Units. In the event of any conflict between this Agreement or the Plan and the LLC Agreement, the terms of the Plan and LLC Agreement, respectively, shall control. The provisions of the Agreement shall survive the termination of the Agreement to the extent consistent with, or necessary to carry out, the purposes thereof. In the event of any conflict between this Agreement and the Management Equityholder’s Agreement, the Management Equityholder’s Agreement shall control.

Section 5.3.	Amendment

Subject to Section 10 of the Plan, this Agreement may be amended only by a writing executed by the parties hereto, which specifically states that it is amending this Agreement.

Section 5.4.	Governing Law

This Agreement shall be governed in all respects by the laws of the State of Delaware, without giving effect to the principal of conflict of laws.

Section 5.5.	Section Headings; Construction

The section headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents of the sections. All words used in this Agreement shall be construed to be of such gender or number, as the circumstances require. Unless otherwise expressly provided, the word “including” does not limit the preceding words or terms.

Section 5.6.	Severability; Entire Agreement

In the event any provision of the Agreement shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable for any reason, the illegality, invalidity or unenforceability shall not affect the remaining provisions of the Agreement and such illegal, invalid or unenforceable provision shall be deemed modified as it such provision had not been included.

Section 5.7.	No Right of Employment or Service

Nothing contained herein shall confer on the Optionee any right to be continued in the employ or service of the Company and/or any Affiliate, constitute any contract or agreement of employment or other service or affect an employee’s status as an at-will employee, nor shall anything contained herein affect any rights which the Company and/or an Affiliate may have to change an Optionee’s compensation or other benefits or terminate such person’s employment or association with the

Company and/or its Affiliate for any reason (with or without Cause, with or without compensation) at any time.

Section 5.8.	Counterparts

This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[See Master Signature Page for counterpart signature]

DESERT NEWCO, LLC

FORM OF UNIT OPTION AGREEMENT

(Time Vesting)

THIS UNIT OPTION AGREEMENT (this “Agreement”), dated as of [Date] (the “Grant Date”) is made by and between Desert Newco, LLC, a Delaware limited liability company (hereinafter referred to as the “Company”), and the individual (the “Optionee”) whose name is set forth on the Master Signature Page hereof, who is a Participant. Any capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Desert Newco, LLC 2011 Unit Incentive Plan, as amended, modified or supplemented from time to time (the “Plan”).

WHEREAS, as an incentive for the Optionee’s efforts in connection with his or her employment by, or performance of other services for, the Company (or its Affiliates, as applicable), the Company wishes to afford the Optionee the opportunity to purchase a number of Units (which Units shall entitle the Optionee to any and all rights and benefits to which the holder of such Units may be provided under the LLC Agreement (as defined below) and the Delaware Limited Liability Company Act), subject to the terms and conditions set forth herein and in the Plan; and

WHEREAS, the Company wishes to carry out the Plan, the terms of which are hereby incorporated by reference and made a part of this Agreement, pursuant to which the Committee, appointed to administer the Plan, has instructed the undersigned officers to issue this Option.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I

DEFINITIONS

Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary.

Section 1.1.	Cause

“Cause” shall mean the definition of “Cause” as defined in the Employment Agreement or, in the absence of any Employment Agreement, the Optionee’s: (i) willfully engaging in illegal conduct or gross misconduct which is materially injurious to the Company or any of its Subsidiaries; (ii) conviction of, or entry of a plea of nolo contendere or guilty to, a felony or a crime of moral turpitude; (iii) engaging in fraud, misappropriation, embezzlement or any other act or acts of dishonesty resulting or intended to result directly or indirectly in a gain or personal enrichment to the Optionee at the expense of the Company or any of its Subsidiaries; (iv) willful material breach of any written policies of the Company or any of its Subsidiaries (which policy or policies previously was provided to Optionee); or (v) willful and continual failure to substantially perform his or her duties with the Company or any of its Subsidiaries (other than a failure resulting from his or her incapacity due to physical or mental illness), which failure has continued for a period of at least 30 days after a written demand for substantial performance is delivered to Optionee by the Company or one of its Subsidiaries which specifically identifies the manner in which the Company believes that Optionee has not substantially performed Optionee’s duties.

Section 1.2.	Determination Date

“Determination Date” means, with respect to a given Fiscal Year, the date on which the Board or a designated committee thereof approves or confirms the financial statements of the Company for the relevant Fiscal Year following the end thereof.

Section 1.3.	Employment Agreement

“Employment Agreement” means the employment agreement, if any, specifying the terms of the Optionee’s employment by the Company or any of its Subsidiaries.

Section 1.4.	Fiscal Year

“Fiscal Year” shall mean any fiscal year of the Company as set forth on https://gdc/HumanResources/OptionsandEquity/tabid/758/Default.aspx.

Section 1.5.	GD Equity Interests

“GD Equity Interests” shall mean the equity interests in the Company acquired in connection with the Transaction.

Section 1.6.	Good Reason

“Good Reason” shall mean the definition of “Good Reason” as defined in the Employment Agreement or, in the absence of any Employment Agreement: (i) a significant reduction of Optionee’s duties, position, or responsibilities, relative to Optionee’s duties, position, or responsibilities in effect immediately prior to a Change in Control; (ii) a material reduction in the kind or level of retirement and welfare employee benefits to which Optionee is entitled immediately prior to the Change in Control; (iii) a reduction in Optionee’s base salary or annual cash incentive opportunity as in effect immediately prior to the Change in Control; or (iv) the relocation of Optionee’s place of employment to a facility or location more than thirty-five (35) miles from Optionee’s current place of employment.

Section 1.7.	Grant Date

“Grant Date” shall mean the definition of “Grant Date” as defined in the preamble hereof.

Section 1.8.	IPO

“IPO” shall have the same meaning as the term “IPO” is defined in the LLC Agreement.

Section 1.9.	Management Equityholder’s Agreement

“Management Equityholder’s Agreement” shall mean that certain Management Equity and Unitholder’s Agreement dated as of the date of this Agreement between the Optionee and the Company.

Section 1.10.	Option

“Option” means the option to purchase the Units granted to the Optionee under Section 2.1 of this Agreement.

Section 1.11.	LLC Agreement

“LLC Agreement” means the Limited Liability Company Agreement of Desert Newco, LLC, dated effective as of December 16, 2011, as the same may be amended from time to time.

Section 1.12.	Sponsors

“Sponsors” shall have the same meaning as the term “Sponsors” is defined in the LLC Agreement.

ARTICLE II

GRANT OF OPTIONS

Section 2.1.	Grant of Options; Exercise Price

For good and valuable consideration, upon the terms and conditions set forth herein and in the Plan, on and as of the Grant Date, the Company grants to the Optionee an option to purchase any part or all of an aggregate of the number and Units set forth on the Schedule to the Master Signature Page hereof, at the exercise price set forth on such Schedule to the Master Signature Page hereof (which, subject to any adjustment as contemplated herein, is the Fair Market Value per Unit on the Grant Date), without commission or other charge.

ARTICLE III

PERIOD OF EXERCISABILITY

Section 3.1.	Vesting and Commencement of Exercisability

(a) So long as the Optionee continues to be employed by the Company or any of its Subsidiaries through the relevant vesting date, the Option shall vest and become exercisable as follows:

(i) One hundred percent (100%) of the Units subject to Option shall vest and become exercisable based on time, such that the Option shall vest and become exercisable pursuant to the following schedule:

Date Option Vests and Becomes Exercisable	Percentage of Units Eligible to Vest and Become Exercisable
Upon the first anniversary of the Grant Date	20%
Upon the second anniversary of the Grant Date	20%
Upon the third anniversary of the Grant Date	20%
Upon the fourth anniversary of the Grant Date	20%
Upon the fifth anniversary of the Grant Date	20%

(ii) To the extent that Options do not accelerate upon a Change in Control pursuant to Section 3.1(c) and remain outstanding following a Change in Control, in the event that the Optionee’s employment is terminated by the Company (or its successor) without Cause or by the Optionee for Good Reason within 90 days before, or on 18 months after a Change in Control, any then unvested Options will become immediately vested and exercisable.

(b) As a condition of receiving any Options, the Optionee hereby waives any and all rights the Optionee currently has to become vested in any unvested equity awards of the Company or its Affiliates upon any termination of employment pursuant to any agreement or arrangement entered into prior to the date hereof.

(c) Effect of Change in Control. Notwithstanding any provision of Section 3.1(a) above, upon the earlier occurrence of a Change in Control, so long as the Optionee remains employed with the Company or its Subsidiaries through the date of such Change in Control, then any unvested portion of the Option shall become immediately vested and exercisable as to 100% of the Units subject to such Unit Option immediately prior to the Change in Control if, as a result of such Change in Control, (x) the Sponsors achieve an internal rate of return (determined on a fully diluted basis, assuming inclusion of all Units underlying all then outstanding Awards and any other outstanding options, warrants or other rights to acquires Units) of at least 25% or (y) the Sponsors earn at least 3.0 times the purchase price of the GD Equity Interests acquired, directly or indirectly, by the Sponsors (subject to adjustment by the Committee to the extent any adjustment to the Options occurs pursuant to Section 8 of the Plan), in each case of clause (x) and (y), based on cash received by the Sponsors on a cumulative basis (excluding tax distributions and after deduction for any applicable transaction expenses).

(d) Notwithstanding the foregoing, no portion of the Option shall vest and become exercisable as to any additional Units (which portion has not otherwise vested and become exercisable in accordance with Sections 3.1(a) or (c) above) following the termination of employment of the Optionee with the Company and its Subsidiaries for any reason, and the portion of the Option that is unvested and unexercisable as of the Optionee’s termination of employment with the Company and its Subsidiaries shall immediately expire upon such termination without consideration.

Section 3.2.	Expiration of Option

The Optionee may not exercise the exercisable portion of the Option to any extent and the unexercised portion of the Option shall terminate without consideration, upon the first to occur of the following events:

(a) the tenth anniversary of the Grant Date;

(b) the first anniversary of the date of the Optionee’s termination of employment with the Company and its Subsidiaries, if such employment is terminated by reason of death or Disability; or

(c) one hundred eighty (180) days after the date of an Optionee’s termination of employment by the Company or any of its Subsidiaries without Cause (for any reason other than as set forth in Section 3.2(b)) or by the Optionee for Good Reason; or

(d) immediately upon the date of the Optionee’s termination of employment by the Company or its Subsidiaries or Affiliates for Cause; or

(e) ninety (90) days after termination of employment with the Company and its Subsidiaries by the Optionee without Good Reason; or

(f) if the Committee so determines pursuant to Section 8 of the Plan.

ARTICLE IV

EXERCISE OF OPTION

Section 4.1.	Person Eligible to Exercise

Except as expressly provided for herein or in the Management Equityholder’s Agreement, during the lifetime of the Optionee, only the Optionee may exercise the Option or any portion thereof. After the Disability or death of the Optionee, any vested and exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.2, be exercised by the Optionee’s legatees, personal representatives, or distributees.

Section 4.2.	Partial Exercise

Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.2; provided however, that any partial exercise shall be for whole Units only.

Section 4.3.	Manner of Exercise

The Option, or any portion thereof, which is vested and exercisable, may be exercised solely by delivering to the Secretary of the Company all of the following prior to the time when the Option or such portion becomes unexercisable under Section 3.2:

(a) notice in writing signed by the Optionee or any other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Committee;

(b) full payment (in cash, by check, in Units (any such Units valued at Fair Market Value on the date of exercise), provided that Units may not be used for payment without the express consent of the Committee if such payment would result in adverse accounting consequences to the Company, through the withholding of Units (any such Units valued at Fair Market Value on the date of exercise) otherwise issuable upon the exercise of the Unit Option in a manner that is compliant with applicable law, or a combination of the foregoing methods; provided, that the Optionee will pay any taxes due in respect of such exercise in cash) for the Units with respect to which the Option or portion thereof is exercised;

(c) execution, to the extent not previously executed, of the Management Equityholder’s Agreement, pursuant to which agreement the Optionee shall also become subject to the LLC Agreement and such other documents and instruments as may be required by the Committee under the Plan;

(d) full payment to the Company of all amounts which, under federal, state or local law, it (or an Affiliate) is required to withhold upon exercise of the Option, except as otherwise agreed to by the Company under the Plan;

(e) in the event the Option or portion thereof shall be exercised pursuant to Section 4.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the option; and

(f) if so requested by the Committee, an irrevocable voting proxy and power of attorney in favor of a designated member of the Board.

Without limiting the generality of the foregoing, the Committee may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of Units acquired on exercise of the Option does not violate the Securities Act of 1933, as amended, and may issue stop-transfer orders covering such Units.

Section 4.4.	Conditions to Issuance of Units

The Company shall not be required to record the ownership by the Optionee of Units purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

(a) the obtaining of approval or other clearance from any federal, state, local or non-U.S. governmental agency which the Committee shall, in its reasonable and good faith discretion, determine to be necessary or advisable;

(b) the lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience or as may otherwise be required by applicable law; and

(c) the execution and delivery of the Management Equityholder’s Agreement.

Section 4.5.	Rights as Unitholder, Member

The Optionee shall not be, and shall not have any of the rights or privileges of, Unitholders or Members of the Company in respect of any Units purchasable upon exercise of the Option or any portion thereof unless and until a book entry representing such Units has been made on the books and records of the Company and the Optionee has been admitted as a Member pursuant to the terms of the LLC Agreement; provided, however, that the Optionee shall be deemed to be admitted as a Member, retroactive to the date of exercise, once the criteria contained in Sections 4.3 and 4.4 hereof have been satisfied.

Section 4.6.	Initial Public Offering

In the event of an IPO, the Committee in its sole discretion and without liability to, or the consent or approval of, any Person may provide that all outstanding Options, whether vested or unvested, be converted into options exercisable into or awards based upon, as the case may be, the securities being offered to the public in such IPO.

ARTICLE V

MISCELLANEOUS

Section 5.1.	Notices

Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary, and any notice to be given to the Optionee shall be addressed to the Optionee at the address set forth in the Company’s books and records. By a notice given pursuant to this Section 5.1, either party may hereafter designate a different address for notices to be given to that party. Any notice which is required to be given to the Optionee, shall, if the Optionee is then deceased, be given to the Optionee’s personal representative if such representative has previously informed the Company of the representative’s status and address by written notice under this Section 5.1. Any notice shall have been deemed duly given as set forth in Section 10.4 of the LLC Agreement.

Section 5.2.	Survival of Terms; Conflicts

The Option and the Units issued to the Optionee upon exercise of the Option shall be subject to all of the terms and provisions of the Plan and the LLC Agreement, to the extent applicable to the Option and such Units. In the event of any conflict between this Agreement or the Plan and the LLC Agreement, the terms of the Plan and LLC Agreement, respectively, shall control. The provisions of the Agreement shall survive the termination of the Agreement to the extent consistent with, or necessary to carry out, the purposes thereof. In the event of any conflict between this Agreement and the Management Equityholder’s Agreement, the Management Equityholder’s Agreement shall control.

Section 5.3.	Amendment

Subject to Section 10 of the Plan, this Agreement may be amended only by a writing executed by the parties hereto, which specifically states that it is amending this Agreement.

Section 5.4.	Governing Law

This Agreement shall be governed in all respects by the laws of the State of Delaware, without giving effect to the principal of conflict of laws.

Section 5.5.	Section Headings; Construction

The section headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents of the sections. All words used in this Agreement shall be construed to be of such gender or number, as the circumstances require. Unless otherwise expressly provided, the word “including” does not limit the preceding words or terms.

Section 5.6.	Severability; Entire Agreement

In the event any provision of the Agreement shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable for any reason, the illegality, invalidity or unenforceability shall not affect the remaining provisions of the Agreement and such illegal, invalid or unenforceable provision shall be deemed modified as it such provision had not been included.

Section 5.7.	No Right of Employment or Service

Nothing contained herein shall confer on the Optionee any right to be continued in the employ or service of the Company and/or any Affiliate, constitute any contract or agreement of employment or other service or affect an employee’s status as an at-will employee, nor shall anything contained herein affect any rights which the Company and/or an Affiliate may have to change an Optionee’s compensation or other benefits or terminate such person’s employment or association with the

Company and/or its Affiliate for any reason (with or without Cause, with or without compensation) at any time.

Section 5.8.	Counterparts

This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[See Master Signature Page for counterpart signature]

DESERT NEWCO, LLC

FORM OF UNIT OPTION AGREEMENT

(Time & Performance Vesting)

THIS UNIT OPTION AGREEMENT (this “Agreement”), dated as of [Date] (the “Grant Date”) is made by and between Desert Newco, LLC, a Delaware limited liability company (hereinafter referred to as the “Company”), and the individual (the “Optionee”) whose name is set forth on the Master Signature Page hereof, who is a Participant. Any capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Desert Newco, LLC 2011 Unit Incentive Plan, as amended, modified or supplemented from time to time (the “Plan”).

WHEREAS, as an incentive for the Optionee’s efforts in connection with his or her employment by, or performance of other services for, the Company (or its Affiliates, as applicable), the Company wishes to afford the Optionee the opportunity to purchase a number of Units (which Units shall entitle the Optionee to any and all rights and benefits to which the holder of such Units may be provided under the LLC Agreement (as defined below) and the Delaware Limited Liability Company Act), subject to the terms and conditions set forth herein and in the Plan; and

WHEREAS, the Company wishes to carry out the Plan, the terms of which are hereby incorporated by reference and made a part of this Agreement, pursuant to which the Committee, appointed to administer the Plan, has instructed the undersigned officers to issue this Option.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I

DEFINITIONS

Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary.

Section 1.1.	Cause

“Cause” shall mean the definition of “Cause” as defined under applicable laws, in the Employment Agreement or, in the absence of any Employment Agreement or absent a definition of “Cause” in that Employment Agreement or applicable laws, the Optionee’s: (i) willfully engaging in illegal conduct or gross misconduct which is materially injurious to the Company or any of its Subsidiaries; (ii) conviction of, or entry of a plea of nolo contendere or guilty to, a felony or a crime of moral turpitude; (iii) engaging in fraud, misappropriation, embezzlement or any other act or acts of dishonesty resulting or intended to result directly or indirectly in a gain or personal enrichment to the Optionee at the expense of the Company or any of its Subsidiaries; (iv) willful material breach of any written policies of the Company or any of its Subsidiaries (which policy or policies previously was provided to Optionee); or (v) willful and continual failure to substantially perform his or her duties with the Company or any of its Subsidiaries (other than a failure resulting from his or her incapacity due to physical or mental illness), which failure has continued for a period of at least 30 days after a written demand for substantial performance is delivered to Optionee by the Company or one of its Subsidiaries which specifically identifies the manner in which the Company believes that Optionee has not substantially performed Optionee’s duties.

Section 1.2.	Determination Date

“Determination Date” means, with respect to a given Fiscal Year, the date on which the Board or a designated committee thereof approves or confirms the financial statements of the Company for the relevant Fiscal Year following the end thereof.

Section 1.3.	Employment Agreement

“Employment Agreement” means the employment agreement, if any, specifying the terms of the Optionee’s employment by the Company or any of its Subsidiaries.

Section 1.4.	Fiscal Year

“Fiscal Year” shall mean any fiscal year of the Company as set forth on https://gdc/HumanResources/OptionsandEquity/tabid/758/Default.aspx.

Section 1.5.	GD Equity Interests

“GD Equity Interests” shall mean the equity interests in the Company acquired in connection with the Transaction.

Section 1.6.	Good Reason

“Good Reason” shall mean the definition of “Good Reason” as defined in the Employment Agreement or, in the absence of any Employment Agreement or absent a definition of “Good Reason” in that Employment Agreement: (i) a significant reduction of Optionee’s duties, position, or responsibilities, relative to Optionee’s duties, position, or responsibilities in effect immediately prior to a Change in Control; (ii) a material reduction in the kind or level of retirement and welfare employee benefits to which Optionee is entitled immediately prior to the Change in Control; (iii) a reduction in Optionee’s base salary or annual cash incentive opportunity as in effect immediately prior to the Change in Control; or (iv) the relocation of Optionee’s place of employment to a facility or location more than thirty-five (35) miles from Optionee’s current place of employment.

Section 1.7.	Grant Date

“Grant Date” shall mean the definition of “Grant Date” as defined in the preamble hereof.

Section 1.8.	IPO

“IPO” shall have the same meaning as the term “IPO” is defined in the LLC Agreement.

Section 1.9.	Management Equityholder’s Agreement

“Management Equityholder’s Agreement” shall mean that certain Management Equity and Unitholder’s Agreement dated as of the date of this Agreement between the Optionee and the Company.

Section 1.10.	Option

“Option” means the option to purchase the Units granted to the Optionee under Section 2.1 of this Agreement.

Section 1.11.	LLC Agreement

“LLC Agreement” means the Limited Liability Company Agreement of Desert Newco, LLC, dated effective as of December 16, 2011, as the same may be amended from time to time.

Section 1.12.	Sponsors

“Sponsors” shall have the same meaning as the term “Sponsors” is defined in the LLC Agreement.

ARTICLE II

GRANT OF OPTIONS

Section 2.1.	Grant of Options; Exercise Price

For good and valuable consideration, upon the terms and conditions set forth herein and in the Plan, on and as of the Grant Date, the Company grants to the Optionee an option to purchase any part or all of an aggregate of the number and Units set forth on the Schedule to the Master Signature Page hereof, at the exercise price set forth on such Schedule to the Master Signature Page hereof (which, subject to any adjustment as contemplated herein, is the Fair Market Value per Unit on the Grant Date), without commission or other charge.

ARTICLE III

PERIOD OF EXERCISABILITY

Section 3.1.	Vesting and Commencement of Exercisability

(a) So long as the Optionee continues to be employed by the Company or any of its Subsidiaries through the relevant vesting date, the Option shall vest and become exercisable as follows:

(i)	Performance Option.

(A) Forty percent (40%) of the Units subject to Option shall be eligible to vest and become exercisable based on the Company’s performance as specified in this paragraph (the “Performance Options”). In the event that the Company achieves the revenue and adjusted cash flow targets as set forth in https://gdc/HumanResources/OptionsandEquity/tabid/758/Default.aspx (the “Annual Performance Target”) for a given Fiscal Year (or portion thereof) as reasonably determined in good faith by the Committee, the percentage of the Performance Options set forth next to such Fiscal Year (or portion thereof) in the table below shall vest and become exercisable as of the applicable Determination Date. The Fiscal Years on which the vesting of the Performance Options are based will be determined by the Committee and will be as indicated on the Employee’s Master Signature Page.

Applicable Performance Period	Percentage of Units Subject to Performance Options Eligible to Vest and Become Exercisable
End of Fiscal Year 1	20%
End of Fiscal Year 2	20%
End of Fiscal Year 3	20%
End of Fiscal Year 4	20%
End of Fiscal Year 5	20%

(B) Notwithstanding the foregoing, in the event that either or both component(s) of the Annual Performance Target is not achieved in a particular Fiscal Year (a “Missed Year”), then that portion of the Performance Option that was eligible to vest and become exercisable but failed to so vest and become exercisable due to the Company’s failure to achieve either or both component(s) of the Annual Performance Target for such Missed Year shall be eligible to vest and become exercisable at the end of the Fiscal Year immediately following the Missed Year (the “Subsequent Year”) as provided in this paragraph, but only if the Optionee continues to be employed by the Company or any of its Subsidiaries as of the end of the Subsequent Year. In the event that, in the Subsequent Year, the Company exceeds the target for either or both of the component(s) of the Annual Performance Target for such Subsequent Year, then the amount of such excess may be added to the amount achieved with respect to the applicable component of the Annual Performance Target in the Missed Year. If, after giving effect to the addition(s) contemplated by the immediately preceding sentence, both components of the Annual Performance Target are satisfied for the Missed Year, the Performance Options eligible to have vested and become exercisable in the Missed Year shall vest and become exercisable as of the end of the Subsequent Year. To the extent that any Performance Options which did not initially vest at the end of the Missed Year do not vest at the end of the Subsequent Year, such Performance Options shall expire as of the end of such Subsequent Year without consideration.

(ii)	Time Option.

(A) Sixty percent (60%) of the Units subject to Option shall vest and become exercisable based on time (the “Time Options”), such that the Time Option shall vest and become exercisable pursuant to the following schedule:

Date Time Option Vests and Becomes Exercisable	Percentage of Units Subject to Time Options Eligible to Vest and Become Exercisable
Upon the first anniversary of the Grant Date	20%
Upon the second anniversary of the Grant Date	20%
Upon the third anniversary of the Grant Date	20%
Upon the fourth anniversary of the Grant Date	20%
Upon the fifth anniversary of the Grant Date	20%

(B) Notwithstanding Section 3.1(a)(ii)(A) above, to the extent that Time Options do not accelerate upon a Change in Control pursuant to Section 3.1(c) and remain outstanding following a Change in Control, in the event that the Optionee’s employment is terminated by the Company (or its successor) without Cause or by the Optionee for Good Reason within 90 days before, or on 18 months after a Change in Control, any then unvested Time Options will become immediately vested and exercisable.

(b) As a condition of receiving any Options, the Optionee hereby waives any and all rights the Optionee currently has to become vested in any unvested equity awards of the Company or its Affiliates upon any termination of employment pursuant to any agreement or arrangement entered into prior to the date hereof.

(c) Effect of Change in Control. Notwithstanding any provision of Section 3.1(a) above, upon the earlier occurrence of a Change in Control, so long as the Optionee remains employed with the Company or its Subsidiaries through the date of such Change in Control, then any unvested portion of the Time Option and the Performance Option shall become immediately vested and exercisable as to 100% of the Units subject to such Unit Option immediately prior to the Change in Control if, as a result of such Change in Control, (x) the Sponsors achieve an internal rate of return (determined on a fully diluted basis, assuming inclusion of all Units underlying all then outstanding Awards and any other outstanding options, warrants or other rights to acquires Units) of at least 25% or (y) the Sponsors earn at least 3.0 times the purchase price of the GD Equity Interests acquired, directly or indirectly, by the Sponsors (subject to adjustment by the Committee to the extent any adjustment to the Options occurs pursuant to Section 8 of the Plan), in each case of clause (x) and (y), based on cash received by the Sponsors on a cumulative basis (excluding tax distributions and after deduction for any applicable transaction expenses).

(d) Notwithstanding the foregoing, no portion of the Option shall vest and become exercisable as to any additional Units (which portion has not otherwise vested and become exercisable in accordance with Sections 3.1(a) or (c) above) following the termination of employment of the Optionee with the Company and its Subsidiaries for any reason (other than provided for in Section 3.1(a)(ii)(B) above), and the portion of the Option that is unvested and unexercisable as of the Optionee’s termination of employment with the Company and its Subsidiaries shall immediately expire upon such termination without consideration.

Section 3.2.	Expiration of Option

The Optionee may not exercise the exercisable portion of the Option to any extent and the unexercised portion of the Option shall terminate without consideration, upon the first to occur of the following events:

(a) the tenth anniversary of the Grant Date;

(b) the first anniversary of the date of the Optionee’s termination of employment with the Company and its Subsidiaries, if such employment is terminated by reason of death or Disability; or

(c) one hundred eighty (180) days after the date of an Optionee’s termination of employment by the Company or any of its Subsidiaries without Cause (for any reason other than as set forth in Section 3.2(b)) or by the Optionee for Good Reason; or

(d) immediately upon the date of the Optionee’s termination of employment by the Company or its Subsidiaries or Affiliates for Cause; or

(e) ninety (90) days after termination of employment with the Company and its Subsidiaries by the Optionee without Good Reason; or

(f) if the Committee so determines pursuant to Section 8 of the Plan.

ARTICLE IV

EXERCISE OF OPTION

Section 4.1.	Person Eligible to Exercise

Except as expressly provided for herein or in the Management Equityholder’s Agreement, during the lifetime of the Optionee, only the Optionee may exercise the Option or any portion thereof. After the Disability or death of the Optionee, any vested and exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.2, be exercised by the Optionee’s legatees, personal representatives, or distributees.

Section 4.2.	Partial Exercise

Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.2; provided however, that any partial exercise shall be for whole Units only.

Section 4.3.	Manner of Exercise

The Option, or any portion thereof, which is vested and exercisable, may be exercised solely by delivering to the Secretary of the Company all of the following prior to the time when the Option or such portion becomes unexercisable under Section 3.2:

(a) notice in writing signed by the Optionee or any other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Committee;

(b) full payment (in cash, by check, in Units (any such Units valued at Fair Market Value on the date of exercise), provided that Units may not be used for payment without the express consent of the Committee if such payment would result in adverse accounting consequences to the Company, through the withholding of Units (any such Units valued at Fair Market Value on the date of exercise) otherwise issuable upon the exercise of the Unit Option in a manner that is compliant with applicable law, or a combination of the foregoing methods; provided, that the Optionee will pay any taxes due in respect of such exercise in cash) for the Units with respect to which the Option or portion thereof is exercised;

(c) execution, to the extent not previously executed, of the Management Equityholder’s Agreement, pursuant to which agreement the Optionee shall also become subject to the LLC Agreement and such other documents and instruments as may be required by the Committee under the Plan;

(d) full payment to the Company of all amounts which, under federal, state or local law, it (or an Affiliate) is required to withhold upon exercise of the Option, except as otherwise agreed to by the Company under the Plan;

(e) in the event the Option or portion thereof shall be exercised pursuant to Section 4.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the option; and

(f) if so requested by the Committee, an irrevocable voting proxy and power of attorney in favor of a designated member of the Board.

Without limiting the generality of the foregoing, the Committee may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of Units acquired on exercise of the Option does not violate the Securities Act of 1933, as amended, and may issue stop-transfer orders covering such Units.

Section 4.4.	Conditions to Issuance of Units

The Company shall not be required to record the ownership by the Optionee of Units purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

(a) the obtaining of approval or other clearance from any federal, state, local or non-U.S. governmental agency which the Committee shall, in its reasonable and good faith discretion, determine to be necessary or advisable;

(b) the lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience or as may otherwise be required by applicable law; and

(c) the execution and delivery of the Management Equityholder’s Agreement.

Section 4.5.	Rights as Unitholder, Member

The Optionee shall not be, and shall not have any of the rights or privileges of, Unitholders or Members of the Company in respect of any Units purchasable upon exercise of the Option or any portion thereof unless and until a book entry representing such Units has been made on the books and records of the Company and the Optionee has been admitted as a Member pursuant to the terms of the LLC Agreement; provided, however, that the Optionee shall be deemed to be admitted as a Member, retroactive to the date of exercise, once the criteria contained in Sections 4.3 and 4.4 hereof have been satisfied.

Section 4.6.	Initial Public Offering

In the event of an IPO, the Committee in its sole discretion and without liability to, or the consent or approval of, any Person may provide that all outstanding Options, whether vested or unvested, be converted into options exercisable into or awards based upon, as the case may be, the securities being offered to the public in such IPO.

Section 4.7.	Tax Acknowledgments

(a) At the time the Options are exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes withholding from payroll or any other payment of any kind due to Optionee and otherwise agrees to make adequate provision for foreign, federal, state and local taxes, social insurances required by law to be withheld, if any, which arise in connection with the grant, vesting or exercise of the Options or subsequent sale of the Units (the “Tax Obligations”). The Company may require the Optionee to make a cash payment to cover any of the Tax Obligations as a condition of exercise of the Options or issuance Units. The Company shall have no obligation to deliver Units until the Tax Obligations have been satisfied by the Optionee. The Optionee acknowledges and agrees that the ultimate liability for all Tax Obligations legally due by the Optionee is and remains the Optionee’s responsibility and that the Company (i) makes no representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Option and (ii) does not commit to structure the terms of the grant or any other aspect of the Option to reduce or eliminate the Optionee’s liability for Tax Obligations.

(b) The Committee may, in its sole discretion, permit the Optionee to satisfy, in whole or in part, Tax Obligations either by electing to have the Company withhold from the Units to be issued upon exercise that number of Units, or by electing to deliver to the Company already-owned Units, in either case having a Fair Market Value not in excess of the amount necessary to satisfy the statutory minimum withholding amount due.

ARTICLE V

MISCELLANEOUS

Section 5.1.	Notices

Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary, and any notice to be given to the Optionee shall be addressed to the Optionee at the address set forth in the Company’s books and records. By a notice given pursuant to this Section 5.1, either party may hereafter designate a different address for notices to be given to that party. Any notice which is required to be given to the Optionee, shall, if the Optionee is then deceased, be given to the Optionee’s personal representative if such representative has previously informed the Company of the representative’s status and address by written notice under this Section 5.1. Any notice shall have been deemed duly given as set forth in Section 10.4 of the LLC Agreement.

Section 5.2.	Survival of Terms; Conflicts

The Option and the Units issued to the Optionee upon exercise of the Option shall be subject to all of the terms and provisions of the Plan and the LLC Agreement, to the extent applicable to the Option and such Units. In the event of any conflict between this Agreement or the Plan and the LLC Agreement, the terms of the Plan and LLC Agreement, respectively, shall control. The provisions of the Agreement shall survive the termination of the Agreement to the extent consistent with, or necessary to carry out, the purposes thereof. In the event of any conflict between this Agreement and the Management Equityholder’s Agreement, the Management Equityholder’s Agreement shall control.

Section 5.3.	Amendment

Subject to Section 10 of the Plan, this Agreement may be amended only by a writing executed by all the parties hereto, which specifically states that it is amending this Agreement.

Section 5.4.	Governing Law

This Agreement shall be governed in all respects by the laws of the State of Delaware, without giving effect to the principal of conflict of laws.

Section 5.5.	Section Headings; Construction

The section headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents of the sections. All words used in this Agreement shall be construed to be of such gender or number, as the circumstances require. Unless otherwise expressly provided, the word “including” does not limit the preceding words or terms.

Section 5.6.	Severability; Entire Agreement

In the event any provision of the Agreement shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable for any reason, the illegality, invalidity or unenforceability shall not affect the remaining provisions of the Agreement and such illegal, invalid or unenforceable provision shall be deemed modified as it such provision had not been included.

Section 5.7.	No Right of Employment or Service

Nothing contained herein shall confer on the Optionee any right to be continued in the employ or service of the Company and/or any Affiliate, constitute any contract or agreement of employment or other service or as a contractual right to continue in the employ of, or in a service relationship with, the Company or any of its Affiliates for any period of time, or affect an employee’s status as an employee, nor shall anything contained herein affect any rights which the Company and/or an Affiliate may have to change an Optionee’s compensation or other benefits or terminate such person’s employment or association with the Company and/or its Affiliate whether or not such act results in the failure of any of the Options to become exercisable or any other adverse effect on the Optionee’s interests under the Plan, subject to applicable laws.

Section 5.8.	Service Acknowledgments

The Optionee hereby acknowledges and agrees as a precondition to accepting the Option that: (i) the grant of the Option is a voluntary one-time benefit which does not create any contractual or other right to receive future grants of options, or compensation in lieu of options, even if options have been granted repeatedly in the past; (ii) all determinations with respect to any such future grants, including, but not limited to, the times when options shall be granted or shall become exercisable, the maximum number of Units subject to each option, and the exercise price, will be at the sole discretion of the Committee; (iii) the value of the Option is an extraordinary item of compensation based on a commercial arrangement and is outside the scope of the Optionee’s employment contract, if any; (iv) the value of the Option is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any termination, severance, resignation, redundancy, end-of-service payments or similar payments, or bonuses, long-service awards, pension or retirement benefits; (v) the vesting of the Option ceases upon termination of employment with the

Company (or its Affiliate, as applicable) or other cessation of eligibility for any reason, except as may otherwise be explicitly provided in this Agreement; (vi) if the underlying Units do not increase in value, this Option will have no value, nor does the Company guarantee any future value; (vii) the Units may at any time decrease in value; (viii) no claim or entitlement to compensation or damages arises if the Units do not increase in value and the Optionee irrevocably releases the Company and its Affiliates from any such claim that does arise; (ix) any notice period mandated under applicable law shall not be treated as service for the purpose of determining the vesting of the Option and the Optionee’s right to vesting of Units in settlement of the Option after termination of service, if any, will be measured by the date of termination of the Optionee’s active service and will not be extended by any notice period mandated under applicable laws; (x) subject to the foregoing and the provisions of the Plan, the Company, in its sole discretion, shall determine whether the Optionee’s service has terminated and the effective date of such termination; (xi) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Agreement; and (xii) the Optionee is voluntarily participating in the Plan.

Section 5.9.	Data Privacy Consent

The Optionee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Optionee’s personal data as described in this document by the Company for the exclusive purpose of implementing, administering and managing the Optionee’s participation in the Plan. The Optionee acknowledges and agrees that the Company holds certain personal information about the Optionee, including, but not limited to, the Optionee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Units or directorships held in the Company, details of all Options or any other entitlement to Units awarded, canceled, exercised, vested, unvested or outstanding in the Optionee’s favor, for the purpose of implementing, administering and managing the Plan (“Data”). The Optionee understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Optionee’s country or elsewhere, and that the recipient’s country may have different including less stringent data privacy laws and protections than the Optionee’s country. The Optionee understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting the Optionee’s local human resources representative. The Optionee authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Optionee’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Optionee may elect to deposit any Units acquired pursuant to the Option. The Optionee understands that Data will be held only as long as is necessary to implement, administer and manage the Optionee’s participation in the Plan. The Optionee understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Optionee’s local human resources representative. The Optionee understands, however, that refusing or withdrawing the Optionee’s consent may affect the Optionee’s ability to participate in the Plan. For more information on the consequences of the

Optionee’s refusal to consent or withdrawal of consent, the Optionee understands that he or she may contact the Optionee’s local human resources representative.

Section 5.10.	Foreign Exchange/Exchange Control

The Optionee acknowledges and agrees that the Optionee may be responsible for reporting inbound and/or outbound transactions or fund transfers that exceed a certain amount. The Optionee is advised to seek appropriate professional advice as to how the exchange control and foreign exchange regulations apply to the Options and the Optionee’s specific situation and understands that the relevant laws and regulations can change frequently and occasionally on a retroactive basis.

Section 5.11.	Home Country Tax Obligations

The Optionee acknowledges and agrees that the Optionee may be responsible for declaring income and paying respective taxes in the Optionee’s country of residence / country where the Optionee is working, in connection with the Optionee’s participation in the Plan. The Optionee is advised to seek appropriate professional advice as to how the taxation regulations apply to the Options and the Optionee’s specific situation and understands that the relevant laws and regulations can change frequently and occasionally on a retroactive basis.

Section 5.12.	Translation

To the extent that the Optionee has been provided with a translation of this Agreement, the English language version of this Agreement shall prevail in case of any discrepancies or ambiguities due to translation or inconsistencies or conflicts between different language versions of this Agreement.

Section 5.13.	Counterparts

This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Section 5.14.	Country-Specific Terms and Conditions

Notwithstanding any other provision of this Agreement to the contrary, the Option shall be subject to the specific terms and conditions, if any, set forth in the Appendix to this Agreement which are applicable to the Optionee’s country of residence, the provisions of which are incorporated in and constitute part of this Agreement. Moreover, if the Optionee relocates to one of the countries included in the Appendix, the specific terms and conditions applicable to such country will apply to the Option to the extent the Company determines that the application of such terms and conditions is necessary or advisable in order to comply with applicable law or facilitate the administration of the Plan or this Agreement.

[See Master Signature Page for counterpart signature]

APPENDIX

ADDITIONAL TERMS AND CONDITIONS OF

DESERT NEWCO LLC 2011 UNIT INCENTIVE PLAN

FORM OF UNIT OPTION AGREEMENT

FOR NON-US OPTIONEES

This Appendix includes additional terms and conditions that govern the Option granted to the Optionee under the Plan if the Optionee resides in one of the countries listed below. Capitalized terms used but not defined in this Appendix have the meanings set forth in the Plan and/or the Agreement.

The Optionee understands and agrees that the Company strongly recommends that the Optionee not rely on the information herein as the only source of information relating to the consequences of participation in the Plan because applicable rules and regulations regularly change, sometimes on a retroactive basis, and the information may be out of date at the time the Option vests or are exercised or the Units are issued under the Plan.

The Optionee further understands and agrees that if the Optionee is a citizen or resident of a country other than the one in which the Optionee is currently working, transfers employment after grant of the Optionee, or is considered a resident of another country for local law purposes, the information contained herein may not apply to the Optionee, and the Company shall, in its discretion, determine to what extent the terms and conditions contained herein shall apply.

BRAZIL

Compliance Notice

By accepting the Option, the Optionee agrees to comply with all applicable Brazilian laws and satisfy all applicable tax and social insurances associated with the vesting and exercise of the Option and the sale of the Units obtained pursuant to the exercise of the Option. That Optionee agrees that, for all legal purposes:, (i) the benefits provided under the Plan are the result of commercial transactions unrelated to the Optionee’s employment; (ii) the Plan is not a part of the terms and conditions of the Optionee employment; and (iii) the income from the Option, if any, is not part of the Optionee’s remuneration from employment.

Report of Overseas Unit Holdings

Employees holding Units abroad from unit options are required to report such holdings (and subsequent sale) as assets to the tax authorities on their annual income statement.

The Optionee understands and agrees that the Optionee must report Units acquired under the Plan and held abroad or sold to the Central Bank of Brazil on an annual basis in the Declaration of

Brazilian Assets Held Abroad if the amount of total assets an employee holds abroad, including Units, exceeds the limit set forth by the Central Bank each year.

Language Confirmation

I, hereby state that I have fluency in English, being able to read and fully understand the content of the documents, Desert Newco LLC 2011 Unit Incentive Plan and Form of Unit Option Agreement, whose copy I was supplied with, and it is written in English.

Thus, I confirm that I read, understood, have no doubts and agree with the terms and clauses of the Desert Newco LLC 2011 Unit Incentive Plan and Form of Unit Option Agreement.

Eu, declaro ter fluência no idioma Inglês, tendo condições de ler e compreender integralmente o teor do documento Desert Newco LLC 2011 Unit Incentive Plan and Form of Unit Option Agreement, cuja cópia me foi fornecida, e que se encontra escrita no idioma Inglês.

Assim, confirmo que li, compreendi, não tenho dúvidas e que estou de acordo com os termos e cláusulas do Desert Newco LLC 2011 Unit Incentive Plan and Form of Unit Option Agreement.

CANADA

Exercise of Option

Notwithstanding Section 4 of this Agreement, the Optionee shall not be permitted to exercise the Option through tender of Units.

Settlement of Option

Notwithstanding any discretion or anything to the contrary in the Plan, the grant of the Option does not provide any right for Optionee to receive a cash payment and the Option will be settled in Units only.

Language Consent

The parties acknowledge that it is their express wish that this Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Les parties reconnaissent avoir exigé la redaction en anglais de cette convention (“Agreement”), ainsi que de tous documents exécutés, avis donnés et procedures judiciaries intentées, directement ou indirectement, relativement à la présente convention.

CZECH REPUBLIC

Securities Disclaimer

The grant of the Option is exempt from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in the Czech Republic.

Exchange Control

The Optionee may have a reporting requirement if the Czech National Bank, at its discretion, requests information in connection with inbound or outbound fund flows in connection with the Option.

INDIA

Exchange Control Information

The Optionee must repatriate all proceeds received from the sale of Units to India within a reasonable time following the sale (typically within 90 days). The Optionee must maintain the foreign inward remittance certificate received from the bank where the foreign currency is deposited in the event that the Reserve Bank of India or the Company requests proof of repatriation. It is the Optionee’s responsibility to comply with applicable exchange control laws in India.

MEXICO

Employment and Labor Law Acknowledgments

Through this agreement the Optionee acknowledges that as a [Mexican entity’s] employee he/she is entitled to participate in the Company’s Unit Option, therefore the Optionee has the entire right to exercise it or not.

The Optionee accepts and acknowledges that his/her sole and exclusive Employer is [Mexican entity], therefore, any and all provisions in this agreement establishing or making reference to the employer, employment, employment agreement or employment relationship, means and refers exclusively to the [Mexican entity], as his/her employer.

The Optionee acknowledges that in no case should the Company be considered his/her Employer and that no employment relationship exist between the Optionee and the Company, therefore Optionee declares that he/she has never been controlled by the Company, received any salary or benefit from the Company, nor performed any activity or service to the Company or under its instructions.

NETHERLANDS

Notification for Dutch Employees

The Optionee should be aware of the Dutch insider trading rules, which may affect the sale of Units acquired under the Plan. In particular, the Optionee may be prohibited from effecting certain Unit transactions if the Optionee has insider information regarding the Company. Below is a discussion of the applicable restrictions. The Optionee is advised to read the discussion carefully to determine whether the insider rules could apply to the Optionee. If it is uncertain whether the insider rules apply, the Company recommends that the Optionee consult with a legal advisor. The Company cannot be held liable if the Optionee violates the Dutch insider trading rules. The Optionee is responsible for ensuring your compliance with these rules.

Prohibition Against Insider Trading

Dutch securities laws prohibit insider trading. The regulations are based upon the European Market Abuse Directive and are stated in section 5:56 of the Dutch Financial Supervision Act (Wet op het financieel toezicht or Wft) and in section 2 of the Market Abuse Decree (Besluit marktmisbruik Wft). For further information you are referred to the website of the Authority for the Financial Markets (AFM); http://www.afm.nl/~/media/Files/brochures/2012/insider-dealing.ashx.

Given the broad scope of the definition of inside information, certain employees of the Company working at its Dutch Affiliate may have inside information and thus are prohibited from making a transaction in securities in the Netherlands at a time when they have such inside information. By entering into this Agreement and participating in the Plan, the Optionee acknowledges having read and understood the notification above and acknowledges that it is the Optionee’s responsibility to comply with the Dutch insider trading rules, as discussed herein.

Taxation

The difference between the exercise price for which Units can be acquired and the fair market value of the Units at the time of exercise is treated as income out of employment for employees working in the Netherlands as stipulated in section 10a of the Dutch Wage Tax Act 1964. The Dutch employing company of these employees is entitled to withhold wage tax and social security premiums as described in section 4.7. of the Form of Unit Option Agreement. Any income out of exercise of the options will be reported to the Dutch Tax Authorities by the Dutch employing Company under mandatory law.

SINGAPORE

Securities Law Information

The Option is granted in reliance on section 273(1)(f) of the Securities and Futures Act (Cap. 289) (“SFA”) for which it is exempt from the prospectus and registration requirements under the SFA.

Director Notification Obligation

If an Optionee is a director, associate director or shadow director of the Company’s Subsidiary in Singapore, the Optionee is subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify the Subsidiary in Singapore in writing when the Optionee receives an interest (e.g., Options or Units) in the Company or any Subsidiary. In addition, the Optionee must notify the Subsidiary in Singapore when he or she sells Units (including when the Optionee sells Units issued upon exercise of the Option). These notifications must be made within two days of acquiring or disposing of any interest in the Company or any Affiliate. In addition, a notification of the Optionee’s interests in the Company or any Affiliate must be made within two days of becoming a director.

DESERT NEWCO, LLC

FORM OF UNIT OPTION AGREEMENT

(Time Vesting)

THIS UNIT OPTION AGREEMENT (this “Agreement”), dated as of [Date] (the “Grant Date”) is made by and between Desert Newco, LLC, a Delaware limited liability company (hereinafter referred to as the “Company”), and the individual (the “Optionee”) whose name is set forth on the Master Signature Page hereof, who is a Participant. Any capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Desert Newco, LLC 2011 Unit Incentive Plan, as amended, modified or supplemented from time to time (the “Plan”).

WHEREAS, as an incentive for the Optionee’s efforts in connection with his or her employment by, or performance of other services for, the Company (or its Affiliates, as applicable), the Company wishes to afford the Optionee the opportunity to purchase a number of Units (which Units shall entitle the Optionee to any and all rights and benefits to which the holder of such Units may be provided under the LLC Agreement (as defined below) and the Delaware Limited Liability Company Act), subject to the terms and conditions set forth herein and in the Plan; and

WHEREAS, the Company wishes to carry out the Plan, the terms of which are hereby incorporated by reference and made a part of this Agreement, pursuant to which the Committee, appointed to administer the Plan, has instructed the undersigned officers to issue this Option.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I

DEFINITIONS

Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary.

Section 1.1.	Cause

“Cause” shall mean the definition of “Cause” as defined under applicable laws, in the Employment Agreement or, in the absence of any Employment Agreement or absent a definition of “Cause” in that Employment Agreement or applicable laws, the Optionee’s: (i) willfully engaging in illegal conduct or gross misconduct which is materially injurious to the Company or any of its Subsidiaries; (ii) conviction of, or entry of a plea of nolo contendere or guilty to, a felony or a crime of moral turpitude; (iii) engaging in fraud, misappropriation, embezzlement or any other act or acts of dishonesty resulting or intended to result directly or indirectly in a gain or personal enrichment to the Optionee at the expense of the Company or any of its Subsidiaries; (iv) willful material breach of any written policies of the Company or any of its Subsidiaries (which policy or policies previously was provided to Optionee); or (v) willful and continual failure to substantially perform his or her duties with the Company or any of its Subsidiaries (other than a failure resulting from his or her incapacity due to physical or mental illness), which failure has continued for a period of at least 30 days after a written demand for substantial performance is delivered to Optionee by the Company or one of its Subsidiaries which specifically identifies the manner in which the Company believes that Optionee has not substantially performed Optionee’s duties.

Section 1.2.	Determination Date

“Determination Date” means, with respect to a given Fiscal Year, the date on which the Board or a designated committee thereof approves or confirms the financial statements of the Company for the relevant Fiscal Year following the end thereof.

Section 1.3.	Employment Agreement

“Employment Agreement” means the employment agreement, if any, specifying the terms of the Optionee’s employment by the Company or any of its Subsidiaries.

Section 1.4.	Fiscal Year

“Fiscal Year” shall mean any fiscal year of the Company as set forth on https://gdc/HumanResources/OptionsandEquity/tabid/758/Default.aspx.

Section 1.5.	GD Equity Interests

“GD Equity Interests” shall mean the equity interests in the Company acquired in connection with the Transaction.

Section 1.6.	Good Reason

“Good Reason” shall mean the definition of “Good Reason” as defined in the Employment Agreement or, in the absence of any Employment Agreement or absent a definition of “Good Reason” in that Employment Agreement: (i) a significant reduction of Optionee’s duties, position, or responsibilities, relative to Optionee’s duties, position, or responsibilities in effect immediately prior to a Change in Control; (ii) a material reduction in the kind or level of retirement and welfare employee benefits to which Optionee is entitled immediately prior to the Change in Control; (iii) a reduction in Optionee’s base salary or annual cash incentive opportunity as in effect immediately prior to the Change in Control; or (iv) the relocation of Optionee’s place of employment to a facility or location more than thirty-five (35) miles from Optionee’s current place of employment.

Section 1.7.	Grant Date

“Grant Date” shall mean the definition of “Grant Date” as defined in the preamble hereof.

Section 1.8.	IPO

“IPO” shall have the same meaning as the term “IPO” is defined in the LLC Agreement.

Section 1.9.	Management Equityholder’s Agreement

“Management Equityholder’s Agreement” shall mean that certain Management Equity and Unitholder’s Agreement dated as of the date of this Agreement between the Optionee and the Company.

Section 1.10.	Option

“Option” means the option to purchase the Units granted to the Optionee under Section 2.1 of this Agreement.

Section 1.11.	LLC Agreement

“LLC Agreement” means the Limited Liability Company Agreement of Desert Newco, LLC, dated effective as of December 16, 2011, as the same may be amended from time to time.

Section 1.12.	Sponsors

“Sponsors” shall have the same meaning as the term “Sponsors” is defined in the LLC Agreement.

ARTICLE II

GRANT OF OPTIONS

Section 2.1.	Grant of Options; Exercise Price

For good and valuable consideration, upon the terms and conditions set forth herein and in the Plan, on and as of the Grant Date, the Company grants to the Optionee an option to purchase any part or all of an aggregate of the number and Units set forth on the Schedule to the Master Signature Page hereof, at the exercise price set forth on such Schedule to the Master Signature Page hereof (which, subject to any adjustment as contemplated herein, is the Fair Market Value per Unit on the Grant Date), without commission or other charge.

ARTICLE III

PERIOD OF EXERCISABILITY

Section 3.1.	Vesting and Commencement of Exercisability

(a) So long as the Optionee continues to be employed by the Company or any of its Subsidiaries through the relevant vesting date, the Option shall vest and become exercisable as follows:

(i)	One hundred percent (100%) of the Units subject to Option shall vest and become exercisable based on time, such that the Option shall vest and become exercisable pursuant to the following schedule:

Date Option Vests and Becomes Exercisable	Percentage of Units Eligible to Vest and Become Exercisable
Upon the first anniversary of the Grant Date	20%
Upon the second anniversary of the Grant Date	20%
Upon the third anniversary of the Grant Date	20%
Upon the fourth anniversary of the Grant Date	20%
Upon the fifth anniversary of the Grant Date	20%

(ii)	To the extent that Options do not accelerate upon a Change in Control pursuant to Section 3.1(c) and remain outstanding following a Change in Control, in the event that the Optionee’s employment is terminated by the Company (or its successor) without Cause or by the Optionee for Good Reason within 90 days before, or on 18 months after a Change in Control, any then unvested Options will become immediately vested and exercisable.

(b) As a condition of receiving any Options, the Optionee hereby waives any and all rights the Optionee currently has to become vested in any unvested equity awards of the Company or its Affiliates upon any termination of employment pursuant to any agreement or arrangement entered into prior to the date hereof.

(c) Effect of Change in Control. Notwithstanding any provision of Section 3.1(a) above, upon the earlier occurrence of a Change in Control, so long as the Optionee remains employed with the Company or its Subsidiaries through the date of such Change in Control, then any unvested portion of the Option shall become immediately vested and exercisable as to 100% of the Units subject to such Unit Option immediately prior to the Change in Control if, as a result of such Change in Control, (x) the Sponsors achieve an internal rate of return (determined on a fully diluted basis, assuming inclusion of all Units underlying all then outstanding Awards and any other outstanding options, warrants or other rights to acquires Units) of at least 25% or (y) the Sponsors earn at least 3.0 times the purchase price of the GD Equity Interests acquired, directly or indirectly, by the Sponsors (subject to adjustment by the Committee to the extent any adjustment to the Options occurs pursuant to Section 8 of the Plan), in each case of clause (x) and (y), based on cash received by the Sponsors on a cumulative basis (excluding tax distributions and after deduction for any applicable transaction expenses).

(d) Notwithstanding the foregoing, no portion of the Option shall vest and become exercisable as to any additional Units (which portion has not otherwise vested and become exercisable in accordance with Sections 3.1(a) or (c) above) following the termination of employment of the Optionee with the Company and its Subsidiaries for any reason, and the portion of the Option that is unvested and unexercisable as of the Optionee’s termination of employment with the Company and its Subsidiaries shall immediately expire upon such termination without consideration.

Section 3.2.	Expiration of Option

The Optionee may not exercise the exercisable portion of the Option to any extent and the unexercised portion of the Option shall terminate without consideration, upon the first to occur of the following events:

(a) the tenth anniversary of the Grant Date;

(b) the first anniversary of the date of the Optionee’s termination of employment with the Company and its Subsidiaries, if such employment is terminated by reason of death or Disability; or

(c) one hundred eighty (180) days after the date of an Optionee’s termination of employment by the Company or any of its Subsidiaries without Cause (for any reason other than as set forth in Section 3.2(b)) or by the Optionee for Good Reason; or

(d) immediately upon the date of the Optionee’s termination of employment by the Company or its Subsidiaries or Affiliates for Cause; or

(e) ninety (90) days after termination of employment with the Company and its Subsidiaries by the Optionee without Good Reason; or

(f) if the Committee so determines pursuant to Section 8 of the Plan.

ARTICLE IV

EXERCISE OF OPTION

Section 4.1.	Person Eligible to Exercise

Except as expressly provided for herein or in the Management Equityholder’s Agreement, during the lifetime of the Optionee, only the Optionee may exercise the Option or any portion thereof. After the Disability or death of the Optionee, any vested and exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.2, be exercised by the Optionee’s legatees, personal representatives, or distributees.

Section 4.2.	Partial Exercise

Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.2; provided however, that any partial exercise shall be for whole Units only.

Section 4.3.	Manner of Exercise

The Option, or any portion thereof, which is vested and exercisable, may be exercised solely by delivering to the Secretary of the Company all of the following prior to the time when the Option or such portion becomes unexercisable under Section 3.2:

(a) notice in writing signed by the Optionee or any other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Committee;

(b) full payment (in cash, by check, in Units (any such Units valued at Fair Market Value on the date of exercise), provided that Units may not be used for payment without the express consent of the Committee if such payment would result in adverse accounting consequences to the Company, through the withholding of Units (any such Units valued at Fair Market Value on the date of exercise) otherwise issuable upon the exercise of the Unit Option in a manner that is compliant with applicable law, or a combination of the foregoing methods; provided, that the Optionee will pay any taxes due in respect of such exercise in cash) for the Units with respect to which the Option or portion thereof is exercised;

(c) execution, to the extent not previously executed, of the Management Equityholder’s Agreement, pursuant to which agreement the Optionee shall also become subject to the LLC Agreement and such other documents and instruments as may be required by the Committee under the Plan;

(d) full payment to the Company of all amounts which, under federal, state or local law, it (or an Affiliate) is required to withhold upon exercise of the Option, except as otherwise agreed to by the Company under the Plan;

(e) in the event the Option or portion thereof shall be exercised pursuant to Section 4.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the option; and

(f) if so requested by the Committee, an irrevocable voting proxy and power of attorney in favor of a designated member of the Board.

Without limiting the generality of the foregoing, the Committee may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of Units acquired on exercise of the Option does not violate the Securities Act of 1933, as amended, and may issue stop-transfer orders covering such Units.

Section 4.4.	Conditions to Issuance of Units

The Company shall not be required to record the ownership by the Optionee of Units purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

(a) the obtaining of approval or other clearance from any federal, state, local or non-U.S. governmental agency which the Committee shall, in its reasonable and good faith discretion, determine to be necessary or advisable;

(b) the lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience or as may otherwise be required by applicable law; and

(c) the execution and delivery of the Management Equityholder’s Agreement.

Section 4.5	Rights as Unitholder, Member

The Optionee shall not be, and shall not have any of the rights or privileges of, Unitholders or Members of the Company in respect of any Units purchasable upon exercise of the Option or any portion thereof unless and until a book entry representing such Units has been made on the books and records of the Company and the Optionee has been admitted as a Member pursuant to the terms of the LLC Agreement; provided, however, that the Optionee shall be deemed to be admitted as a Member, retroactive to the date of exercise, once the criteria contained in Sections 4.3 and 4.4 hereof have been satisfied.

Section 4.6.	Initial Public Offering

In the event of an IPO, the Committee in its sole discretion and without liability to, or the consent or approval of, any Person may provide that all outstanding Options, whether vested or unvested, be converted into options exercisable into or awards based upon, as the case may be, the securities being offered to the public in such IPO.

Section 4.7.	Tax Acknowledgments

(a) At the time the Options are exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes withholding from payroll or any other payment of any kind due to Optionee and otherwise agrees to make adequate provision for foreign, federal, state and local taxes, social insurances required by law to be withheld, if any, which arise in connection with the grant, vesting or exercise of the Options or subsequent sale of the Units (the “Tax Obligations”). The Company may require the Optionee to make a cash payment to cover any of the Tax Obligations as a condition of exercise of the Options or issuance Units. The Company shall have no obligation to deliver Units until the Tax Obligations have been satisfied by the Optionee. The Optionee acknowledges and agrees that the ultimate liability for all Tax Obligations legally due by the Optionee is and remains the Optionee’s responsibility and that the Company (i) makes no representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Option and (ii) does not commit to structure the terms of the grant or any other aspect of the Option to reduce or eliminate the Optionee’s liability for Tax Obligations.

(b) The Committee may, in its sole discretion, permit the Optionee to satisfy, in whole or in part, Tax Obligations either by electing to have the Company withhold from the Units to be issued upon exercise that number of Units, or by electing to deliver to the Company already-owned Units, in either case having a Fair Market Value not in excess of the amount necessary to satisfy the statutory minimum withholding amount due.

ARTICLE V

MISCELLANEOUS

Section 5.1.	Notices

Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary, and any notice to be given to the Optionee shall be addressed to the Optionee at the address set forth in the Company’s books and records. By a notice given pursuant to this Section 5.1, either party may hereafter designate a different address for notices to be given to that party. Any notice which is required to be given to the Optionee, shall, if the Optionee is then deceased, be given to the Optionee’s personal representative if such representative has previously informed the Company of the representative’s status and address by written notice under this Section 5.1. Any notice shall have been deemed duly given as set forth in Section 10.4 of the LLC Agreement.

Section 5.2.	Survival of Terms; Conflicts

The Option and the Units issued to the Optionee upon exercise of the Option shall be subject to all of the terms and provisions of the Plan and the LLC Agreement, to the extent applicable to the Option and such Units. In the event of any conflict between this Agreement or the Plan and the LLC Agreement, the terms of the Plan and LLC Agreement, respectively, shall control. The provisions of the Agreement shall survive the termination of the Agreement to the extent consistent with, or necessary to carry out, the purposes thereof. In the event of any conflict between this Agreement and the Management Equityholder’s Agreement, the Management Equityholder’s Agreement shall control.

Section 5.3.	Amendment

Subject to Section 10 of the Plan, this Agreement may be amended only by a writing executed by all the parties hereto, which specifically states that it is amending this Agreement.

Section 5.4.	Governing Law

This Agreement shall be governed in all respects by the laws of the State of Delaware, without giving effect to the principal of conflict of laws.

Section 5.5.	Section Headings; Construction

The section headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents of the sections. All words used in this Agreement shall be construed to be of such gender or number, as the circumstances require. Unless otherwise expressly provided, the word “including” does not limit the preceding words or terms.

Section 5.6.	Severability; Entire Agreement

In the event any provision of the Agreement shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable for any reason, the illegality, invalidity or unenforceability shall not affect the remaining provisions of the Agreement and such illegal, invalid or unenforceable provision shall be deemed modified as it such provision had not been included.

Section 5.7.	No Right of Employment or Service

Nothing contained herein shall confer on the Optionee any right to be continued in the employ or service of the Company and/or any Affiliate, constitute any contract or agreement of employment or other service or as a contractual right to continue in the employ of, or in a service relationship with, the Company or any of its Affiliates for any period of time, or affect an employee’s status as an employee, nor shall anything contained herein affect any rights which the Company and/or an Affiliate may have to change an Optionee’s compensation or other benefits or terminate such person’s employment or association with the Company and/or its Affiliate whether or not such act results in the failure of any of the Options to become exercisable or any other adverse effect on the Optionee’s interests under the Plan, subject to applicable laws.

Section 5.8.	Service Acknowledgments

The Optionee hereby acknowledges and agrees as a precondition to accepting the Option that: (i) the grant of the Option is a voluntary one-time benefit which does not create any contractual or other right to receive future grants of options, or compensation in lieu of options, even if options have been granted repeatedly in the past; (ii) all determinations with respect to any such future grants, including, but not limited to, the times when options shall be granted or shall become exercisable, the maximum number of Units subject to each option, and the exercise price, will be at the sole discretion of the Committee; (iii) the value of the Option is an extraordinary item of compensation based on a commercial arrangement and is outside the scope of the Optionee’s employment contract, if any; (iv) the value of the Option is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any termination, severance, resignation, redundancy, end-of-service payments or similar payments, or bonuses, long-service awards, pension or retirement benefits; (v) the vesting of the Option ceases upon termination of employment with the Company (or its Affiliate, as applicable) or other cessation of eligibility for any reason, except as may otherwise be explicitly provided in this Agreement; (vi) if the underlying Units do not increase in value, this Option will have no value, nor does the Company guarantee any future value; (vii) the Units may at any time decrease in value; (viii) no claim or entitlement to compensation or damages arises if the Units do not increase in value and the Optionee irrevocably releases the Company and its Affiliates from any such claim that does arise; (ix) any notice period mandated under applicable law shall not be treated as service for the purpose of determining the vesting of the Option and the Optionee’s right to vesting of Units in settlement of the Option after termination of service, if any, will be measured by the date of termination of the Optionee’s active service and will not be extended by any notice period mandated under applicable laws; (x) subject to the foregoing and the provisions of the Plan, the Company, in its sole discretion, shall determine whether the Optionee’s service has terminated and the effective date of such termination; (xi) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Agreement; and (xii) the Optionee is voluntarily participating in the Plan.

Section 5.9.	Data Privacy Consent

The Optionee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Optionee’s personal data as described in this document by the Company for the exclusive purpose of implementing, administering and managing the Optionee’s participation in the Plan. The Optionee acknowledges and agrees that the Company holds certain personal information about the Optionee, including, but not limited to, the Optionee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Units or directorships held in the Company, details of all Options or any other entitlement to Units awarded, canceled, exercised, vested, unvested or outstanding in the Optionee’s favor, for the purpose of implementing, administering and managing the Plan (“Data”). The Optionee understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Optionee’s country or elsewhere, and that the recipient’s country may have different including less stringent data privacy laws and protections than the Optionee’s country. The Optionee understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting the Optionee’s local human resources representative. The Optionee authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Optionee’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Optionee may elect to deposit any Units acquired pursuant to the Option. The Optionee understands that Data will be held only as long as is necessary to implement, administer and manage the Optionee’s participation in the Plan. The Optionee understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Optionee’s local human resources representative. The Optionee understands, however, that refusing or withdrawing the Optionee’s consent may affect the Optionee’s ability to participate in the Plan. For more information on the consequences of the Optionee’s refusal to consent or withdrawal of consent, the Optionee understands that he or she may contact the Optionee’s local human resources representative.

Section 5.10.	Foreign Exchange/Exchange Control

The Optionee acknowledges and agrees that the Optionee may be responsible for reporting inbound and/or outbound transactions or fund transfers that exceed a certain amount. The Optionee is advised to seek appropriate professional advice as to how the exchange control and foreign exchange regulations apply to the Options and the Optionee’s specific situation and understands that the relevant laws and regulations can change frequently and occasionally on a retroactive basis.

Section 5.11.	Home Country Tax Obligations

The Optionee acknowledges and agrees that the Optionee may be responsible for declaring income and paying respective taxes in the Optionee’s country of residence / country where the Optionee is working, in connection with the Optionee’s participation in the Plan. The Optionee is advised to seek appropriate professional advice as to how the taxation regulations apply to the Options and the Optionee’s specific situation and understands that the relevant laws and regulations can change frequently and occasionally on a retroactive basis.

Section 5.12.	Translation

To the extent that the Optionee has been provided with a translation of this Agreement, the English language version of this Agreement shall prevail in case of any discrepancies or ambiguities due to translation or inconsistencies or conflicts between different language versions of this Agreement.

Section 5.13.	Counterparts

This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Section 5.14.	Country-Specific Terms and Conditions

Notwithstanding any other provision of this Agreement to the contrary, the Option shall be subject to the specific terms and conditions, if any, set forth in the Appendix to this Agreement which are applicable to the Optionee’s country of residence, the provisions of which are incorporated in and constitute part of this Agreement. Moreover, if the Optionee relocates to one of the countries included in the Appendix, the specific terms and conditions applicable to such country will apply to the Option to the extent the Company determines that the application of such terms and conditions is necessary or advisable in order to comply with applicable law or facilitate the administration of the Plan or this Agreement.

[See Master Signature Page for counterpart signature]

APPENDIX

ADDITIONAL TERMS AND CONDITIONS OF

DESERT NEWCO LLC 2011 UNIT INCENTIVE PLAN

FORM OF UNIT OPTION AGREEMENT

FOR NON-US OPTIONEES

This Appendix includes additional terms and conditions that govern the Option granted to the Optionee under the Plan if the Optionee resides in one of the countries listed below. Capitalized terms used but not defined in this Appendix have the meanings set forth in the Plan and/or the Agreement.

The Optionee understands and agrees that the Company strongly recommends that the Optionee not rely on the information herein as the only source of information relating to the consequences of participation in the Plan because applicable rules and regulations regularly change, sometimes on a retroactive basis, and the information may be out of date at the time the Option vests or are exercised or the Units are issued under the Plan.

The Optionee further understands and agrees that if the Optionee is a citizen or resident of a country other than the one in which the Optionee is currently working, transfers employment after grant of the Optionee, or is considered a resident of another country for local law purposes, the information contained herein may not apply to the Optionee, and the Company shall, in its discretion, determine to what extent the terms and conditions contained herein shall apply.

BRAZIL

Compliance Notice

By accepting the Option, the Optionee agrees to comply with all applicable Brazilian laws and satisfy all applicable tax and social insurances associated with the vesting and exercise of the Option and the sale of the Units obtained pursuant to the exercise of the Option. That Optionee agrees that, for all legal purposes:, (i) the benefits provided under the Plan are the result of commercial transactions unrelated to the Optionee’s employment; (ii) the Plan is not a part of the terms and conditions of the Optionee employment; and (iii) the income from the Option, if any, is not part of the Optionee’s remuneration from employment.

Report of Overseas Unit Holdings

Employees holding Units abroad from unit options are required to report such holdings (and subsequent sale) as assets to the tax authorities on their annual income statement.

The Optionee understands and agrees that the Optionee must report Units acquired under the Plan and held abroad or sold to the Central Bank of Brazil on an annual basis in the Declaration of

Brazilian Assets Held Abroad if the amount of total assets an employee holds abroad, including Units, exceeds the limit set forth by the Central Bank each year.

Language Confirmation

I, hereby state that I have fluency in English, being able to read and fully understand the content of the documents, Desert Newco LLC 2011 Unit Incentive Plan and Form of Unit Option Agreement, whose copy I was supplied with, and it is written in English.

Thus, I confirm that I read, understood, have no doubts and agree with the terms and clauses of the Desert Newco LLC 2011 Unit Incentive Plan and Form of Unit Option Agreement.

Eu, declaro ter fluência no idioma Inglês, tendo condições de ler e compreender integralmente o teor do documento Desert Newco LLC 2011 Unit Incentive Plan and Form of Unit Option Agreement, cuja cópia me foi fornecida, e que se encontra escrita no idioma Inglês.

Assim, confirmo que li, compreendi, não tenho dúvidas e que estou de acordo com os termos e cláusulas do Desert Newco LLC 2011 Unit Incentive Plan and Form of Unit Option Agreement.

CANADA

Exercise of Option

Notwithstanding Section 4 of this Agreement, the Optionee shall not be permitted to exercise the Option through tender of Units.

Settlement of Option

Notwithstanding any discretion or anything to the contrary in the Plan, the grant of the Option does not provide any right for Optionee to receive a cash payment and the Option will be settled in Units only.

Language Consent

The parties acknowledge that it is their express wish that this Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Les parties reconnaissent avoir exigé la redaction en anglais de cette convention (“Agreement”), ainsi que de tous documents exécutés, avis donnés et procedures judiciaries intentées, directement ou indirectement, relativement à la présente convention.

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CZECH REPUBLIC

Securities Disclaimer

The grant of the Option is exempt from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in the Czech Republic.

Exchange Control

The Optionee may have a reporting requirement if the Czech National Bank, at its discretion, requests information in connection with inbound or outbound fund flows in connection with the Option.

INDIA

Exchange Control Information

The Optionee must repatriate all proceeds received from the sale of Units to India within a reasonable time following the sale (typically within 90 days). The Optionee must maintain the foreign inward remittance certificate received from the bank where the foreign currency is deposited in the event that the Reserve Bank of India or the Company requests proof of repatriation. It is the Optionee’s responsibility to comply with applicable exchange control laws in India.

MEXICO

Employment and Labor Law Acknowledgments

Through this agreement the Optionee acknowledges that as a [Mexican entity’s] employee he/she is entitled to participate in the Company’s Unit Option, therefore the Optionee has the entire right to exercise it or not.

The Optionee accepts and acknowledges that his/her sole and exclusive Employer is [Mexican entity], therefore, any and all provisions in this agreement establishing or making reference to the employer, employment, employment agreement or employment relationship, means and refers exclusively to the [Mexican entity], as his/her employer.

The Optionee acknowledges that in no case should the Company be considered his/her Employer and that no employment relationship exist between the Optionee and the Company, therefore Optionee declares that he/she has never been controlled by the Company, received any salary or benefit from the Company, nor performed any activity or service to the Company or under its instructions.

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NETHERLANDS

Notification for Dutch Employees

The Optionee should be aware of the Dutch insider trading rules, which may affect the sale of Units acquired under the Plan. In particular, the Optionee may be prohibited from effecting certain Unit transactions if the Optionee has insider information regarding the Company. Below is a discussion of the applicable restrictions. The Optionee is advised to read the discussion carefully to determine whether the insider rules could apply to the Optionee. If it is uncertain whether the insider rules apply, the Company recommends that the Optionee consult with a legal advisor. The Company cannot be held liable if the Optionee violates the Dutch insider trading rules. The Optionee is responsible for ensuring your compliance with these rules.

Prohibition Against Insider Trading

Dutch securities laws prohibit insider trading. The regulations are based upon the European Market Abuse Directive and are stated in section 5:56 of the Dutch Financial Supervision Act (Wet op het financieel toezicht or Wft) and in section 2 of the Market Abuse Decree (Besluit marktmisbruik Wft). For further information you are referred to the website of the Authority for the Financial Markets (AFM); http://www.afm.nl/~/media/Files/brochures/2012/insider-dealing.ashx.

Given the broad scope of the definition of inside information, certain employees of the Company working at its Dutch Affiliate may have inside information and thus are prohibited from making a transaction in securities in the Netherlands at a time when they have such inside information. By entering into this Agreement and participating in the Plan, the Optionee acknowledges having read and understood the notification above and acknowledges that it is the Optionee’s responsibility to comply with the Dutch insider trading rules, as discussed herein.

Taxation

The difference between the exercise price for which Units can be acquired and the fair market value of the Units at the time of exercise is treated as income out of employment for employees working in the Netherlands as stipulated in section 10a of the Dutch Wage Tax Act 1964. The Dutch employing company of these employees is entitled to withhold wage tax and social security premiums as described in section 4.7. of the Form of Unit Option Agreement. Any income out of exercise of the options will be reported to the Dutch Tax Authorities by the Dutch employing Company under mandatory law.

SINGAPORE

Securities Law Information

The Option is granted in reliance on section 273(1)(f) of the Securities and Futures Act (Cap. 289) (“SFA”) for which it is exempt from the prospectus and registration requirements under the SFA.

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Director Notification Obligation

If an Optionee is a director, associate director or shadow director of the Company’s Subsidiary in Singapore, the Optionee is subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify the Subsidiary in Singapore in writing when the Optionee receives an interest (e.g., Options or Units) in the Company or any Subsidiary. In addition, the Optionee must notify the Subsidiary in Singapore when he or she sells Units (including when the Optionee sells Units issued upon exercise of the Option). These notifications must be made within two days of acquiring or disposing of any interest in the Company or any Affiliate. In addition, a notification of the Optionee’s interests in the Company or any Affiliate must be made within two days of becoming a director.

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UK SUB-PLAN

TO THE

DESERT NEWCO, LLC

2011 UNIT INCENTIVE PLAN

FORM OF UNIT OPTION AGREEMENT

(Time & Performance Vesting)

THIS UNIT OPTION AGREEMENT (this “Agreement”), dated as of [Date] (the “Grant Date”) is made by and between Desert Newco, LLC, a Delaware limited liability company (hereinafter referred to as the “Company”), and the individual (the “Optionee”) whose name is set forth on the Master Signature Page hereof, who is a Participant. Any capitalized terms used but not otherwise defined herein shall have the meaning set forth in the UK Sub-Plan to the Desert Newco, LLC 2011 Unit Incentive Plan, as amended, modified or supplemented from time to time (the “Plan”).

WHEREAS, as an incentive for the Optionee’s efforts in connection with his or her employment by, or performance of other services for, the Company (or its Affiliates, as applicable), the Company wishes to afford the Optionee the opportunity to purchase a number of Units (which Units shall entitle the Optionee to any and all rights and benefits to which the holder of such Units may be provided under the LLC Agreement (as defined below) and the Delaware Limited Liability Company Act), subject to the terms and conditions set forth herein and in the Plan; and

WHEREAS, the Company wishes to carry out the Plan, the terms of which are hereby incorporated by reference and made a part of this Agreement, pursuant to which the Committee, appointed to administer the Plan, has instructed the undersigned officers to issue this Option.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I

DEFINITIONS

Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary.

Section 1.1.	Cause

“Cause” shall mean the definition of “Cause” as defined in the Employment Agreement or, in the absence of any Employment Agreement, the Optionee’s: (i) willfully engaging in illegal conduct or gross misconduct which is materially injurious to the Company or any of its Subsidiaries; (ii) conviction of a crime of moral turpitude; (iii) engaging in fraud, misappropriation, embezzlement or any other act or acts of dishonesty resulting or intended to result directly or indirectly in a gain or personal enrichment to the Optionee at the expense of the Company or any of its Subsidiaries; (iv) willful material breach of any written policies of the Company or any of its Subsidiaries (which policy or policies previously was provided to Optionee); or (v) willful and continual failure to substantially perform his or her duties with the Company or any of its Subsidiaries (other than a failure resulting from his or her incapacity due to physical or mental illness), which failure has continued for a period of at least 30 days after a written demand for substantial performance is delivered to Optionee by the Company or one of its Subsidiaries which specifically identifies the manner in which the Company believes that Optionee has not substantially performed Optionee’s duties.

Section 1.2.	Determination Date

“Determination Date” means, with respect to a given Fiscal Year, the date on which the Board or a designated committee thereof approves or confirms the financial statements of the Company for the relevant Fiscal Year following the end thereof.

Section 1.3.	Employment Agreement

“Employment Agreement” means the employment agreement, if any, specifying the terms of the Optionee’s employment by the Company or any of its Subsidiaries.

Section 1.4.	Fiscal Year

“Fiscal Year” shall mean any fiscal year of the Company as set forth on https://gdc/HumanResources/OptionsandEquity/tabid/758/Default.aspx.

Section 1.5.	GD Equity Interests

“GD Equity Interests” shall mean the equity interests in the Company acquired in connection with the Transaction.

Section 1.6.	Good Reason

“Good Reason” shall mean the definition of “Good Reason” as defined in the Employment Agreement or, in the absence of any Employment Agreement: (i) a significant reduction of Optionee’s duties, position, or responsibilities, relative to Optionee’s duties, position, or responsibilities in effect immediately prior to a Change in Control; (ii) a material reduction in the kind or level of retirement and welfare employee benefits to which Optionee is entitled immediately prior to the Change in Control; (iii) a reduction in Optionee’s base salary or annual cash incentive opportunity as in effect immediately prior to the Change in Control; or (iv) the relocation of Optionee’s place of employment to a facility or location more than thirty-five (35) miles from Optionee’s current place of employment.

Section 1.7.	Grant Date

“Grant Date” shall mean the definition of “Grant Date” as defined in the preamble hereof.

Section 1.8.	IPO

“IPO” shall have the same meaning as the term “IPO” is defined in the LLC Agreement.

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Section 1.9.	Management Equityholder’s Agreement

“Management Equityholder’s Agreement” shall mean that certain Management Equity and Unitholder’s Agreement dated as of the date of this Agreement between the Optionee and the Company.

Section 1.10.	Option

“Option” means the option to purchase the Units granted to the Optionee under Section 2.1 of this Agreement.

Section 1.11.	LLC Agreement

“LLC Agreement” means the Limited Liability Company Agreement of Desert Newco, LLC, dated effective as of December 16, 2011, as the same may be amended from time to time.

Section 1.12.	Sponsors

“Sponsors” shall have the same meaning as the term “Sponsors” is defined in the LLC Agreement.

ARTICLE II

GRANT OF OPTIONS

Section 2.1.	Grant of Options; Exercise Price

For good and valuable consideration, upon the terms and conditions set forth herein and in the Plan, on and as of the Grant Date, the Company grants to the Optionee an option to purchase any part or all of an aggregate of the number and Units set forth on the Schedule to the Master Signature Page hereof, at the exercise price set forth on such Schedule to the Master Signature Page hereof (which, subject to any adjustment as contemplated herein, is the Fair Market Value per Unit on the Grant Date), without commission or other charge.

ARTICLE III

PERIOD OF EXERCISABILITY

Section 3.1.	Section 3.1. Vesting and Commencement of Exercisability

(a) So long as the Optionee continues to be employed by the Company or any of its Subsidiaries through the relevant vesting date, the Option shall vest and become exercisable as follows:

(i)	Performance Option.

(A) Forty percent (40%) of the Units subject to Option shall be eligible to vest and become exercisable based on the Company’s performance as specified in this paragraph (the “Performance Options”). In the event that the Company achieves the revenue and adjusted cash flow targets as set forth in https://gdc/HumanResources/OptionsandEquity/tabid/758/Default.aspx (the “Annual Performance Target”) for a given Fiscal Year (or portion thereof) as reasonably determined in good faith by the Committee, the percentage of the Performance Options set forth next to such Fiscal Year (or portion thereof) in the table below shall vest and become exercisable as of the applicable Determination Date. The Fiscal Years on which the vesting of the Performance

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Options are based will be determined by the Committee and will be as indicated on the Employee’s Master Signature Page.

Applicable Performance Period	Percentage of Units Subject to Performance Options Eligible to Vest and Become Exercisable
End of Fiscal Year 1	20%
End of Fiscal Year 2	20%
End of Fiscal Year 3	20%
End of Fiscal Year 4	20%
End of Fiscal Year 5	20%

(B) Notwithstanding the foregoing, in the event that either or both component(s) of the Annual Performance Target is not achieved in a particular Fiscal Year (a “Missed Year”), then that portion of the Performance Option that was eligible to vest and become exercisable but failed to so vest and become exercisable due to the Company’s failure to achieve either or both component(s) of the Annual Performance Target for such Missed Year shall be eligible to vest and become exercisable at the end of the Fiscal Year immediately following the Missed Year (the “Subsequent Year”) as provided in this paragraph, but only if the Optionee continues to be employed by the Company or any of its Subsidiaries as of the end of the Subsequent Year. In the event that, in the Subsequent Year, the Company exceeds the target for either or both of the component(s) of the Annual Performance Target for such Subsequent Year, then the amount of such excess may be added to the amount achieved with respect to the applicable component of the Annual Performance Target in the Missed Year. If, after giving effect to the addition(s) contemplated by the immediately preceding sentence, both components of the Annual Performance Target are satisfied for the Missed Year, the Performance Options eligible to have vested and become exercisable in the Missed Year shall vest and become exercisable as of the end of the Subsequent Year. To the extent that any Performance Options which did not initially vest at the end of the Missed Year do not vest at the end of the Subsequent Year, such Performance Options shall expire as of the end of such Subsequent Year without consideration.

(ii)	Time Option.

(A) Sixty percent (60%) of the Units subject to Option shall vest and become exercisable based on time (the “Time Options”), such that the Time Option shall vest and become exercisable pursuant to the following schedule:

Date Time Option Vests and Becomes Exercisable	Percentage of Units Subject to Time Options Eligible to Vest and Become Exercisable
Upon the first anniversary of the Grant Date	20%
Upon the second anniversary of the Grant Date	20%

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Date Time Option Vests and Becomes Exercisable	Percentage of Units Subject to Time Options Eligible to Vest and Become Exercisable
Upon the third anniversary of the Grant Date	20%
Upon the fourth anniversary of the Grant Date	20%
Upon the fifth anniversary of the Grant Date	20%

(B) Notwithstanding Section 3.1(a)(ii)(A) above, to the extent that Time Options do not accelerate upon a Change in Control pursuant to Section 3.1(c) and remain outstanding following a Change in Control, in the event that the Optionee’s employment is terminated by the Company (or its successor) without Cause or by the Optionee for Good Reason within 90 days before, or on 18 months after a Change in Control, any then unvested Time Options will become immediately vested and exercisable.

(b) As a condition of receiving any Options, the Optionee hereby waives any and all rights the Optionee currently has to become vested in any unvested equity awards of the Company or its Affiliates upon any termination of employment pursuant to any agreement or arrangement entered into prior to the date hereof.

(c) Effect of Change in Control. Notwithstanding any provision of Section 3.1(a) above, upon the earlier occurrence of a Change in Control, so long as the Optionee remains employed with the Company or its Subsidiaries through the date of such Change in Control, then any unvested portion of the Time Option and the Performance Option shall become immediately vested and exercisable as to 100% of the Units subject to such Unit Option immediately prior to the Change in Control if, as a result of such Change in Control, (x) the Sponsors achieve an internal rate of return (determined on a fully diluted basis, assuming inclusion of all Units underlying all then outstanding Awards and any other outstanding options, warrants or other rights to acquires Units) of at least 25% or (y) the Sponsors earn at least 3.0 times the purchase price of the GD Equity Interests acquired, directly or indirectly, by the Sponsors (subject to adjustment by the Committee to the extent any adjustment to the Options occurs pursuant to Section 8 of the Plan), in each case of clause (x) and (y), based on cash received by the Sponsors on a cumulative basis (excluding tax distributions and after deduction for any applicable transaction expenses).

(d) Notwithstanding the foregoing, no portion of the Option shall vest and become exercisable as to any additional Units (which portion has not otherwise vested and become exercisable in accordance with Sections 3.1(a) or (c) above) following the termination of employment of the Optionee with the Company and its Subsidiaries for any reason (other than provided for in Section 3.1(a)(ii)(B) above), and the portion of the Option that is unvested and unexercisable as of the Optionee’s termination of employment with the Company and its Subsidiaries shall immediately expire upon such termination without consideration.

Section 3.2.	Expiration of Option

The Optionee may not exercise the exercisable portion of the Option to any extent and the unexercised portion of the Option shall terminate without consideration, upon the first to occur of the following events:

(a) the tenth anniversary of the Grant Date;

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(b) the first anniversary of the date of the Optionee’s termination of employment with the Company and its Subsidiaries, if such employment is terminated by reason of death or Disability; or

(c) one hundred eighty (180) days after the date of an Optionee’s termination of employment by the Company or any of its Subsidiaries without Cause (for any reason other than as set forth in Section 3.2(b)) or by the Optionee for Good Reason; or

(d) immediately upon the date of the Optionee’s termination of employment by the Company or its Subsidiaries or Affiliates for Cause; or

(e) ninety (90) days after termination of employment with the Company and its Subsidiaries by the Optionee without Good Reason; or

(f) if the Committee so determines pursuant to Section 8 of the Plan.

ARTICLE IV

EXERCISE OF OPTION

Section 4.1.	Person Eligible to Exercise

Except as expressly provided for herein or in the Management Equityholder’s Agreement, during the lifetime of the Optionee, only the Optionee may exercise the Option or any portion thereof. After the Disability or death of the Optionee, any vested and exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.2, be exercised by the Optionee’s Personal Representative.

Section 4.2.	Partial Exercise

Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.2; provided however, that any partial exercise shall be for whole Units only.

Section 4.3.	Manner of Exercise

The Option, or any portion thereof, which is vested and exercisable, may be exercised solely by delivering to the Secretary of the Company all of the following prior to the time when the Option or such portion becomes unexercisable under Section 3.2:

(a) notice in writing signed by the Optionee or any other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Committee;

(b) full payment (in cash, by cheque, or a combination of the foregoing methods; provided, that the Optionee will pay any taxes due (including the Option Tax Liability and Secondary NIC Liability) in respect of such exercise in cash) for the Units with respect to which the Option or portion thereof is exercised;

(c) execution, to the extent not previously executed, of the Management Equityholder’s Agreement, pursuant to which agreement the Optionee shall also become subject to the LLC Agreement

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and such other documents and instruments as may be required by the Committee under the Plan, including the signed Joint Election and the signed Section 431 Elections (attached at Appendix 1 and Appendix 2).

(d) full payment to the Company of all amounts which, under federal, state or local law, it is required to withhold upon exercise of the Option (including the Option Tax Liability and Secondary NIC Liability);

(e) in the event the Option or portion thereof shall be exercised pursuant to Section 4.1 by the Optionee’s Personal Representative, appropriate proof of the right of such person or persons to exercise the option; and

(f) if so requested by the Committee, an irrevocable voting proxy and power of attorney in favour of a designated member of the Board.

Without limiting the generality of the foregoing, the Committee may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of Units acquired on exercise of the Option does not violate the Securities Act of 1933, as amended, and may issue stop-transfer orders covering such Units.

Section 4.4.	Tax Obligations

1.1 Withholding. In the event that the Company determines that it or any Subsidiary is required to account to HM Revenue & Customs for the Option Tax Liability and any Secondary NIC Liability or to withhold any other tax as a result of the exercise of this Option, the Optionee, as a condition to the exercise of the Option, shall make arrangements satisfactory to the Company to enable it or any Subsidiary to satisfy all withholding liabilities. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the vesting or disposition of Units purchased by exercising this Option.

1.2 Tax Consultation. Optionee understands that he or she may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Units. Optionee represents that he or she will consult with any tax advisors Optionee deems appropriate in connection with the purchase or disposition of the Units and that Optionee is not relying on the Company or any Affiliate for any tax advice.

1.3 Section 431 Election. As a further condition of the exercise of this Option, the Optionee shall have signed a Section 431 Elections in the form set out in Appendix 1 and Appendix 2 or in such other form as may be determined by HM Revenue & Customs from time to time.

1.4 Employer’s National Insurance Charges. As a further condition of the exercise of an Option under the Plan the Optionee shall join with the Company or any other company or person who is or becomes a Secondary Contributor in making a Joint Election which has been approved by HM Revenue & Customs, for the transfer of the whole of any Secondary NIC Liability.

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1.5 Optionee’s Tax Indemnity.

(i)	Indemnity. To the extent permitted by law, the Optionee hereby agrees to indemnify and keep indemnified the Company, and the Company as trustee for and on behalf of any related corporation, for any Option Tax Liability and Secondary NIC Liability.

(ii)	No Obligation to Issue Units. The Company shall not be obliged to allot, issue or transfer any Units or any interest in Units pursuant to the exercise of this Option unless and until the Optionee has paid to the Company such sum as is, in the opinion of the Company, sufficient to indemnify the Company in full against the Option Tax Liability and the Secondary NIC Liability, or the Optionee has made such other arrangement as in the opinion of the Company will ensure that the full amount of any Option Tax Liability and any Secondary NIC Liability will be recovered from the Optionee within such period as the Company may then determine.

(iii)	Right of Retention. In the absence of any such other arrangement being made, the Company shall have the right to retain out of the aggregate number of Units to which the Optionee would have otherwise been entitled upon the exercise of this Option, such number of Units as, in the opinion of the Company, will enable the Company to sell as agent for the Optionee (at the best price which can reasonably expect to be obtained at the time of the sale) and to pay over to the Company sufficient monies out of the net proceeds of sale, after deduction of all fees, commissions and expenses incurred in relation to such sale, to satisfy the Optionee’s liability under such indemnity.

Section 4.5.	Conditions to Issuance of Units

The Company shall not be required to record the ownership by the Optionee of Units purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

(a) the obtaining of approval or other clearance from any federal, state, local or non-U.S. governmental agency which the Committee shall, in its reasonable and good faith discretion, determine to be necessary or advisable;

(b) the lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience or as may otherwise be required by applicable law; and

(c) the execution and delivery of the Management Equityholder’s Agreement.

Section 4.6.	Rights as Unitholder, Member

The Optionee shall not be, and shall not have any of the rights or privileges of, Unitholders or Members of the Company in respect of any Units purchasable upon exercise of the Option or any portion thereof unless and until a book entry representing such Units has been made on the books and records of the Company and the Optionee has been admitted as a Member pursuant to the terms of the LLC Agreement; provided, however, that the Optionee shall be deemed to be admitted as a Member,

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retroactive to the date of exercise, once the criteria contained in Sections 4.3, 4.4 and 4.5 hereof have been satisfied.

Section 4.7.	Initial Public Offering

In the event of an IPO, the Committee in its sole discretion and without liability to, or the consent or approval of, any Person may provide that all outstanding Options, whether vested or unvested, be converted into options exercisable into or awards based upon, as the case may be, the securities being offered to the public in such IPO.

ARTICLE V

MISCELLANEOUS

Section 5.1	Data Protection

(a)	By entering into this Unit Option Agreement, and as a condition of the grant of the Option, Optionee consents to the collection, use, and transfer of personal data as described in this paragraph to the full extent permitted by and in full compliance with applicable laws.

(i)	Optionee understands that the Company and its Subsidiaries hold Data about the Optionee for the purpose of managing and administering the Plan.

(ii)	Optionee further understands that the Company and/or its Subsidiaries will transfer Data among themselves as necessary for the purposes of implementation, administration, and management of Optionee’s participation in the Plan, and that the Company and/or its Subsidiary may each further transfer Data to any Data Recipients.

(iii)	Optionee understands that these Data Recipients may be located in Optionee’s country of residence or elsewhere, such as the United States. Optionee authorises the Data Recipients to receive, possess, use, retain, and transfer Data in electronic or other form, for the purposes of implementing, administering, and managing Optionee’s participation in the Plan, including any transfer of such Data, as may be required for the administration of the Plan and/or the subsequent holding of Units on Optionee’s behalf, to a broker or third party with whom the Units acquired on exercise may be deposited. Where the transfer is to be to a destination outside the European Economic Area, the Company shall take reasonable steps to ensure that the Optionee’s personal data continues to be adequately protected and securely held.

(iv)	Optionee understands that Optionee may, at any time, review the Data, request that any necessary amendments be made to it, or withdraw Optionee’s consent herein in writing by contacting the Company. Optionee further understands that withdrawing consent may affect Optionee’s ability to participate in the Plan.

Section 5.2.	Additional Terms

a) Optionee has no right to compensation or damages for any loss in respect of the Option where such loss arises (or is claimed to arise), in whole or in part, from the termination of Optionee’s employment; or notice to terminate employment given by or to Optionee. This exclusion of liability shall apply however termination of employment, or the giving of notice, is caused other than in a case where a

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competent tribunal or court, from which there can be no appeal (or which the relevant employing company has decided not to appeal), has found that the cessation of the Optionee’s employment amounted to unfair or constructive dismissal of Optionee and however compensation or damages may be claimed.

b) Optionee has no right to compensation or damages for any loss in respect of an Option where such loss arises (or is claimed to arise), in whole or in part, from any company ceasing to be a Subsidiary of the Company; or the transfer of any business from a Subsidiary of the Company to any person which is not a Subsidiary of the Company. This exclusion of liability shall apply however the change of status of the relevant company, or the transfer of the relevant business, is caused, and however compensation or damages may be claimed.

Section 5.3.	Notices

Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary, and any notice to be given to the Optionee shall be addressed to the Optionee at the address set forth in the Company’s books and records. By a notice given pursuant to this Section 5.3, either party may hereafter designate a different address for notices to be given to that party. Any notice which is required to be given to the Optionee, shall, if the Optionee is then deceased, be given to the Optionee’s personal representative if such representative has previously informed the Company of the representative’s status and address by written notice under this Section 5.3. Any notice shall have been deemed duly given as set forth in Section 10.4 of the LLC Agreement.

Section 5.4.	Survival of Terms; Conflicts

The Option and the Units issued to the Optionee upon exercise of the Option shall be subject to all of the terms and provisions of the Plan and the LLC Agreement, to the extent applicable to the Option and such Units. In the event of any conflict between this Agreement or the Plan and the LLC Agreement, the terms of the Plan and LLC Agreement, respectively, shall control. The provisions of the Agreement shall survive the termination of the Agreement to the extent consistent with, or necessary to carry out, the purposes thereof. In the event of any conflict between this Agreement and the Management Equityholder’s Agreement, the Management Equityholder’s Agreement shall control.

Section 5.5.	Amendment

Subject to Section 10 of the Plan, this Agreement may be amended only by a writing executed by the parties hereto, which specifically states that it is amending this Agreement.

Section 5.6.	Governing Law

This Agreement shall be governed in all respects by the laws of the State of Delaware, without giving effect to the principal of conflict of laws. The Joint Election and Section 431 Election shall be governed by the laws of England and Wales.

Section 5.7.	Section Headings; Construction

The section headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents of the sections. All words used in this Agreement shall be construed to be of such gender or number, as the circumstances require. Unless otherwise expressly provided, the word “including” does not limit the preceding words or terms.

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Section 5.8.	Severability; Entire Agreement

In the event any provision of the Agreement shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable for any reason, the illegality, invalidity or unenforceability shall not affect the remaining provisions of the Agreement and such illegal, invalid or unenforceable provision shall be deemed modified as it such provision had not been included.

Section 5.9.	No Right of Employment or Service

Nothing contained herein shall confer on the Optionee any right to be continued in the employ or service of the Company and/or any Affiliate, constitute any contract or agreement of employment or other service or affect an employee’s status as an at-will employee, nor shall anything contained herein affect any rights which the Company and/or an Affiliate may have to change an Optionee’s compensation or other benefits or terminate such person’s employment or association with the Company and/or its Affiliate for any reason (with or without Cause, with or without compensation) at any time.

Section 5.10.	Counterparts

This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[See Master Signature Page for counterpart signature]

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APPENDIX 1

SECTION 431 ELECTION

(For Units in Desert Newco, LLC)

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APPENDIX 2

SECTION 431 ELECTION

(For Units in Desert Newco Managers, LLC)

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UK SUB-PLAN

TO THE

DESERT NEWCO, LLC

2011 UNIT INCENTIVE PLAN

FORM OF UNIT OPTION AGREEMENT

(Time Vesting)

THIS UNIT OPTION AGREEMENT (this “Agreement”), dated as of [Date] (the “Grant Date”) is made by and between Desert Newco, LLC, a Delaware limited liability company (hereinafter referred to as the “Company”), and the individual (the “Optionee”) whose name is set forth on the Master Signature Page hereof, who is a Participant. Any capitalized terms used but not otherwise defined herein shall have the meaning set forth in the UK Sub-Plan to the Desert Newco, LLC 2011 Unit Incentive Plan, as amended, modified or supplemented from time to time (the “Plan”).

WHEREAS, as an incentive for the Optionee’s efforts in connection with his or her employment by, or performance of other services for, the Company (or its Affiliates, as applicable), the Company wishes to afford the Optionee the opportunity to purchase a number of Units (which Units shall entitle the Optionee to any and all rights and benefits to which the holder of such Units may be provided under the LLC Agreement (as defined below) and the Delaware Limited Liability Company Act), subject to the terms and conditions set forth herein and in the Plan; and

WHEREAS, the Company wishes to carry out the Plan, the terms of which are hereby incorporated by reference and made a part of this Agreement, pursuant to which the Committee, appointed to administer the Plan, has instructed the undersigned officers to issue this Option.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I

DEFINITIONS

Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary.

Section 1.1.	Cause

“Cause” shall mean the definition of “Cause” as defined in the Employment Agreement or, in the absence of any Employment Agreement, the Optionee’s: (i) willfully engaging in illegal conduct or gross misconduct which is materially injurious to the Company or any of its Subsidiaries; (ii) conviction of a crime of moral turpitude; (iii) engaging in fraud, misappropriation, embezzlement or any other act or acts of dishonesty resulting or intended to result directly or indirectly in a gain or personal enrichment to the Optionee at the expense of the Company or any of its Subsidiaries; (iv) willful material breach of any written policies of the Company or any of its Subsidiaries (which policy or policies previously was provided to Optionee); or (v) willful and continual failure to substantially perform his or her duties with the Company or any of its Subsidiaries (other than a failure resulting from his or her incapacity due to physical or mental illness), which failure has continued for a period of at least 30 days after a written demand for substantial performance is delivered to Optionee by the Company or one of its Subsidiaries which specifically identifies the manner in which the Company believes that Optionee has not substantially performed Optionee’s duties.

Section 1.2.	Determination Date

“Determination Date” means, with respect to a given Fiscal Year, the date on which the Board or a designated committee thereof approves or confirms the financial statements of the Company for the relevant Fiscal Year following the end thereof.

Section 1.3.	Employment Agreement

“Employment Agreement” means the employment agreement, if any, specifying the terms of the Optionee’s employment by the Company or any of its Subsidiaries.

Section 1.4.	Fiscal Year

“Fiscal Year” shall mean any fiscal year of the Company as set forth on https://gdc/HumanResources/OptionsandEquity/tabid/758/Default.aspx.

Section 1.5.	GD Equity Interests

“GD Equity Interests” shall mean the equity interests in the Company acquired in connection with the Transaction.

Section 1.6.	Good Reason

“Good Reason” shall mean the definition of “Good Reason” as defined in the Employment Agreement or, in the absence of any Employment Agreement: (i) a significant reduction of Optionee’s duties, position, or responsibilities, relative to Optionee’s duties, position, or responsibilities in effect immediately prior to a Change in Control; (ii) a material reduction in the kind or level of retirement and welfare employee benefits to which Optionee is entitled immediately prior to the Change in Control; (iii) a reduction in Optionee’s base salary or annual cash incentive opportunity as in effect immediately prior to the Change in Control; or (iv) the relocation of Optionee’s place of employment to a facility or location more than thirty-five (35) miles from Optionee’s current place of employment.

Section 1.7.	Grant Date

“Grant Date” shall mean the definition of “Grant Date” as defined in the preamble hereof.

Section 1.8.	IPO

“IPO” shall have the same meaning as the term “IPO” is defined in the LLC Agreement.

Section 1.9.	Management Equityholder’s Agreement

“Management Equityholder’s Agreement” shall mean that certain Management Equity and Unitholder’s Agreement dated as of the date of this Agreement between the Optionee and the Company.

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Section 1.10.	Option

“Option” means the option to purchase the Units granted to the Optionee under Section 2.1 of this Agreement.

Section 1.11.	LLC Agreement

“LLC Agreement” means the Limited Liability Company Agreement of Desert Newco, LLC, dated effective as of December 16, 2011, as the same may be amended from time to time.

Section 1.12.	Sponsors

“Sponsors” shall have the same meaning as the term “Sponsors” is defined in the LLC Agreement.

ARTICLE II

GRANT OF OPTIONS

Section 2.1.	Grant of Options; Exercise Price

For good and valuable consideration, upon the terms and conditions set forth herein and in the Plan, on and as of the Grant Date, the Company grants to the Optionee an option to purchase any part or all of an aggregate of the number and Units set forth on the Schedule to the Master Signature Page hereof, at the exercise price set forth on such Schedule to the Master Signature Page hereof (which, subject to any adjustment as contemplated herein, is the Fair Market Value per Unit on the Grant Date), without commission or other charge.

ARTICLE III

PERIOD OF EXERCISABILITY

Section 3.1.	Vesting and Commencement of Exercisability

(a) So long as the Optionee continues to be employed by the Company or any of its Subsidiaries through the relevant vesting date, the Option shall vest and become exercisable as follows:

(i) One hundred percent (100%) of the Units subject to Option shall vest and become exercisable based on time, such that the Option shall vest and become exercisable pursuant to the following schedule:

Date Option Vests and Becomes Exercisable	Percentage of Units Eligible to Vest and Become Exercisable
Upon the first anniversary of the Grant Date	20%
Upon the second anniversary of the Grant Date	20%
Upon the third anniversary of the Grant Date	20%
Upon the fourth anniversary of the Grant Date	20%

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Upon the fifth anniversary of the Grant Date	20%

(ii) To the extent that Options do not accelerate upon a Change in Control pursuant to Section 3.1(c) and remain outstanding following a Change in Control, in the event that the Optionee’s employment is terminated by the Company (or its successor) without Cause or by the Optionee for Good Reason within 90 days before, or on 18 months after a Change in Control, any then unvested Options will become immediately vested and exercisable.

(b) As a condition of receiving any Options, the Optionee hereby waives any and all rights the Optionee currently has to become vested in any unvested equity awards of the Company or its Affiliates upon any termination of employment pursuant to any agreement or arrangement entered into prior to the date hereof.

(c) Effect of Change in Control. Notwithstanding any provision of Section 3.1(a) above, upon the earlier occurrence of a Change in Control, so long as the Optionee remains employed with the Company or its Subsidiaries through the date of such Change in Control, then any unvested portion of the Option shall become immediately vested and exercisable as to 100% of the Units subject to such Unit Option immediately prior to the Change in Control if, as a result of such Change in Control, (x) the Sponsors achieve an internal rate of return (determined on a fully diluted basis, assuming inclusion of all Units underlying all then outstanding Awards and any other outstanding options, warrants or other rights to acquires Units) of at least 25% or (y) the Sponsors earn at least 3.0 times the purchase price of the GD Equity Interests acquired, directly or indirectly, by the Sponsors (subject to adjustment by the Committee to the extent any adjustment to the Options occurs pursuant to Section 8 of the Plan), in each case of clause (x) and (y), based on cash received by the Sponsors on a cumulative basis (excluding tax distributions and after deduction for any applicable transaction expenses).

(d) Notwithstanding the foregoing, no portion of the Option shall vest and become exercisable as to any additional Units (which portion has not otherwise vested and become exercisable in accordance with Sections 3.1(a) or (c) above) following the termination of employment of the Optionee with the Company and its Subsidiaries for any reason, and the portion of the Option that is unvested and unexercisable as of the Optionee’s termination of employment with the Company and its Subsidiaries shall immediately expire upon such termination without consideration.

Section 3.2.	Expiration of Option

The Optionee may not exercise the exercisable portion of the Option to any extent and the unexercised portion of the Option shall terminate without consideration, upon the first to occur of the following events:

(a) the tenth anniversary of the Grant Date;

(b) the first anniversary of the date of the Optionee’s termination of employment with the Company and its Subsidiaries, if such employment is terminated by reason of death or Disability; or

(c) one hundred eighty (180) days after the date of an Optionee’s termination of employment by the Company or any of its Subsidiaries without Cause (for any reason other than as set forth in Section 3.2(b)) or by the Optionee for Good Reason; or

(d) immediately upon the date of the Optionee’s termination of employment by the Company or its Subsidiaries or Affiliates for Cause; or

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(e) ninety (90) days after termination of employment with the Company and its Subsidiaries by the Optionee without Good Reason; or

(f) if the Committee so determines pursuant to Section 8 of the Plan.

ARTICLE IV

EXERCISE OF OPTION

Section 4.1.	Person Eligible to Exercise

Except as expressly provided for herein or in the Management Equityholder’s Agreement, during the lifetime of the Optionee, only the Optionee may exercise the Option or any portion thereof. After the Disability or death of the Optionee, any vested and exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.2, be exercised by the Optionee’s Personal Representative.

Section 4.2.	Partial Exercise

Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.2; provided however, that any partial exercise shall be for whole Units only.

Section 4.3.	Manner of Exercise

The Option, or any portion thereof, which is vested and exercisable, may be exercised solely by delivering to the Secretary of the Company all of the following prior to the time when the Option or such portion becomes unexercisable under Section 3.2:

(a) notice in writing signed by the Optionee or any other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Committee;

(b) full payment (in cash, by cheque, or a combination of the foregoing methods; provided, that the Optionee will pay any taxes due (including the Option Tax Liability and Secondary NIC Liability) in respect of such exercise in cash) for the Units with respect to which the Option or portion thereof is exercised;

(c) execution, to the extent not previously executed, of the Management Equityholder’s Agreement, pursuant to which agreement the Optionee shall also become subject to the LLC Agreement and such other documents and instruments as may be required by the Committee under the Plan, including the signed Joint Election and the signed Section 431 Elections (attached at Appendix 1 and Appendix 2).

(d) full payment to the Company of all amounts which, under federal, state or local law, it is required to withhold upon exercise of the Option (including the Option Tax Liability and Secondary NIC Liability);

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(e) in the event the Option or portion thereof shall be exercised pursuant to Section 4.1 by the Optionee’s Personal Representative, appropriate proof of the right of such person or persons to exercise the option; and

(f) if so requested by the Committee, an irrevocable voting proxy and power of attorney in favour of a designated member of the Board.

Without limiting the generality of the foregoing, the Committee may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of Units acquired on exercise of the Option does not violate the Securities Act of 1933, as amended, and may issue stop-transfer orders covering such Units.

Section 4.4.	Tax Obligations

1.1 Withholding. In the event that the Company determines that it or any Subsidiary is required to account to HM Revenue & Customs for the Option Tax Liability and any Secondary NIC Liability or to withhold any other tax as a result of the exercise of this Option, the Optionee, as a condition to the exercise of the Option, shall make arrangements satisfactory to the Company to enable it or any Subsidiary to satisfy all withholding liabilities. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the vesting or disposition of Units purchased by exercising this Option.

1.2 Tax Consultation. Optionee understands that he or she may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Units. Optionee represents that he or she will consult with any tax advisors Optionee deems appropriate in connection with the purchase or disposition of the Units and that Optionee is not relying on the Company or any Affiliate for any tax advice.

1.3 Section 431 Election. As a further condition of the exercise of this Option, the Optionee shall have signed Section 431 Elections in the form set out at Appendix 1 and Appendix 2 or in such other form as may be determined by HM Revenue & Customs from time to time.

1.4 Employer’s National Insurance Charges. As a further condition of the exercise of an Option under the Plan the Optionee shall join with the Company or any other company or person who is or becomes a Secondary Contributor in making a Joint Election which has been approved by HM Revenue & Customs, for the transfer of the whole of any Secondary NIC Liability.

1.5 Optionee’s Tax Indemnity.

(i)	Indemnity. To the extent permitted by law, the Optionee hereby agrees to indemnify and keep indemnified the Company, and the Company as trustee for and on behalf of any related corporation, for any Option Tax Liability and Secondary NIC Liability.

(ii)

No Obligation to Issue Units. The Company shall not be obliged to allot, issue or transfer any Units or any interest in Units pursuant to the exercise of this Option unless and until the Optionee has paid to the Company such sum as is, in the opinion of the Company, sufficient to indemnify the Company in full against

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the Option Tax Liability and the Secondary NIC Liability, or the Optionee has made such other arrangement as in the opinion of the Company will ensure that the full amount of any Option Tax Liability and any Secondary NIC Liability will be recovered from the Optionee within such period as the Company may then determine.

(iii)	Right of Retention. In the absence of any such other arrangement being made, the Company shall have the right to retain out of the aggregate number of Units to which the Optionee would have otherwise been entitled upon the exercise of this Option, such number of Units as, in the opinion of the Company, will enable the Company to sell as agent for the Optionee (at the best price which can reasonably expect to be obtained at the time of the sale) and to pay over to the Company sufficient monies out of the net proceeds of sale, after deduction of all fees, commissions and expenses incurred in relation to such sale, to satisfy the Optionee’s liability under such indemnity.

Section 4.5.	Conditions to Issuance of Units

The Company shall not be required to record the ownership by the Optionee of Units purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

(a) the obtaining of approval or other clearance from any federal, state, local or non-U.S. governmental agency which the Committee shall, in its reasonable and good faith discretion, determine to be necessary or advisable;

(b) the lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience or as may otherwise be required by applicable law; and

(c) the execution and delivery of the Management Equityholder’s Agreement.

Section 4.6.	Rights as Unitholder, Member

The Optionee shall not be, and shall not have any of the rights or privileges of, Unitholders or Members of the Company in respect of any Units purchasable upon exercise of the Option or any portion thereof unless and until a book entry representing such Units has been made on the books and records of the Company and the Optionee has been admitted as a Member pursuant to the terms of the LLC Agreement; provided, however, that the Optionee shall be deemed to be admitted as a Member, retroactive to the date of exercise, once the criteria contained in Sections 4.3, 4.4, and 4.5 hereof have been satisfied.

Section 4.7.	Initial Public Offering

In the event of an IPO, the Committee in its sole discretion and without liability to, or the consent or approval of, any Person may provide that all outstanding Options, whether vested or unvested, be converted into options exercisable into or awards based upon, as the case may be, the securities being offered to the public in such IPO.

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ARTICLE V

MISCELLANEOUS

Section 5.1.	Data Protection

(a)	By entering into this Unit Option Agreement, and as a condition of the grant of the Option, Optionee consents to the collection, use, and transfer of personal data as described in this paragraph to the full extent permitted by and in full compliance with applicable laws.

(i)	Optionee understands that the Company and its Subsidiaries hold Data about the Optionee for the purpose of managing and administering the Plan.

(ii)	Optionee further understands that the Company and/or its Subsidiaries will transfer Data among themselves as necessary for the purposes of implementation, administration, and management of Optionee’s participation in the Plan, and that the Company and/or its Subsidiary may each further transfer Data to any Data Recipients.

(iii)	Optionee understands that these Data Recipients may be located in Optionee’s country of residence or elsewhere, such as the United States. Optionee authorises the Data Recipients to receive, possess, use, retain, and transfer Data in electronic or other form, for the purposes of implementing, administering, and managing Optionee’s participation in the Plan, including any transfer of such Data, as may be required for the administration of the Plan and/or the subsequent holding of Units on Optionee’s behalf, to a broker or third party with whom the Units acquired on exercise may be deposited. Where the transfer is to be to a destination outside the European Economic Area, the Company shall take reasonable steps to ensure that the Optionee’s personal data continues to be adequately protected and securely held.

(iv)	Optionee understands that Optionee may, at any time, review the Data, request that any necessary amendments be made to it, or withdraw Optionee’s consent herein in writing by contacting the Company. Optionee further understands that withdrawing consent may affect Optionee’s ability to participate in the Plan.

Section 5.2.	Additional Terms

a) Optionee has no right to compensation or damages for any loss in respect of the Option where such loss arises (or is claimed to arise), in whole or in part, from the termination of Optionee’s employment; or notice to terminate employment given by or to Optionee. This exclusion of liability shall apply however termination of employment, or the giving of notice, is caused other than in a case where a competent tribunal or court, from which there can be no appeal (or which the relevant employing company has decided not to appeal), has found that the cessation of the Optionee’s employment amounted to unfair or constructive dismissal of Optionee and however compensation or damages may be claimed.

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b) Optionee has no right to compensation or damages for any loss in respect of an Option where such loss arises (or is claimed to arise), in whole or in part, from any company ceasing to be a Subsidiary of the Company; or the transfer of any business from a Subsidiary of the Company to any person which is not a Subsidiary of the Company. This exclusion of liability shall apply however the change of status of the relevant company, or the transfer of the relevant business, is caused, and however compensation or damages may be claimed.

Section 5.3.	Notices

Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary, and any notice to be given to the Optionee shall be addressed to the Optionee at the address set forth in the Company’s books and records. By a notice given pursuant to this Section 5.3, either party may hereafter designate a different address for notices to be given to that party. Any notice which is required to be given to the Optionee, shall, if the Optionee is then deceased, be given to the Optionee’s personal representative if such representative has previously informed the Company of the representative’s status and address by written notice under this Section 5.3. Any notice shall have been deemed duly given as set forth in Section 10.4 of the LLC Agreement.

Section 5.4.	Survival of Terms; Conflicts

The Option and the Units issued to the Optionee upon exercise of the Option shall be subject to all of the terms and provisions of the Plan and the LLC Agreement, to the extent applicable to the Option and such Units. In the event of any conflict between this Agreement or the Plan and the LLC Agreement, the terms of the Plan and LLC Agreement, respectively, shall control. The provisions of the Agreement shall survive the termination of the Agreement to the extent consistent with, or necessary to carry out, the purposes thereof. In the event of any conflict between this Agreement and the Management Equityholder’s Agreement, the Management Equityholder’s Agreement shall control.

Section 5.5.	Amendment

Subject to Section 10 of the Plan, this Agreement may be amended only by a writing executed by the parties hereto, which specifically states that it is amending this Agreement.

Section 5.6.	Governing Law

This Agreement shall be governed in all respects by the laws of the State of Delaware, without giving effect to the principal of conflict of laws. The Joint Election and Section 431 Election shall be governed by the laws of England and Wales.

Section 5.7.	Section Headings; Construction

The section headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents of the sections. All words used in this Agreement shall be construed to be of such gender or number, as the circumstances require. Unless otherwise expressly provided, the word “including” does not limit the preceding words or terms.

Section 5.8.	Severability; Entire Agreement

In the event any provision of the Agreement shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable for any reason, the illegality, invalidity or unenforceability shall not affect

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the remaining provisions of the Agreement and such illegal, invalid or unenforceable provision shall be deemed modified as it such provision had not been included.

Section 5.9.	No Right of Employment or Service

Nothing contained herein shall confer on the Optionee any right to be continued in the employ or service of the Company and/or any Affiliate, constitute any contract or agreement of employment or other service or affect an employee’s status as an at-will employee, nor shall anything contained herein affect any rights which the Company and/or an Affiliate may have to change an Optionee’s compensation or other benefits or terminate such person’s employment or association with the Company and/or its Affiliate for any reason (with or without Cause, with or without compensation) at any time.

Section 5.10.	Counterparts

This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[See Master Signature Page for counterpart signature]

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APPENDIX 1

SECTION 431 ELECTION

(For Units in Desert Newco, LLC)

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APPENDIX 2

SECTION 431 ELECTION

(For Units in Desert Newco Managers, LLC)

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